SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

UNITED DEFENSE INDUSTRIES, INC.
(Name of Registrant as Specified In Its Charter)

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1525 Wilson Boulevard

Suite 700
Arlington, VA 22209
(703) 312-6100

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 13, 2004

      The Annual Meeting of Stockholders of United Defense Industries, Inc., a Delaware corporation (the “Company”), will be held on Tuesday, April 13, 2004, at 11:00 a.m., local time, at the Hyatt Regency Crystal City, 2799 Jefferson Davis Highway, Arlington, Virginia 22202, for the following purposes:

1.	To elect nine directors to hold office until the next annual meeting of stockholders and until their respective successors have been elected or appointed.

2.	To approve the amendment and restatement of the United Defense Stock Option Plan to (i) increase the number of shares available for grant under the plan, (ii) qualify the plan for awards which may satisfy the requirements of performance based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended, and (iii) add the ability to make grants of other equity-based compensation.

3.	To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

      The foregoing matters are described in more detail in the enclosed Proxy Statement.

      Your Board of Directors has fixed February 13, 2004, as the record date for determining stockholders entitled to vote at the Annual Meeting of Stockholders.

      The Company’s Proxy Statement is attached hereto. Financial and other information about the Company is contained in the enclosed Annual Report to Stockholders for the fiscal year ended December 31, 2003.

      You are cordially invited to attend the meeting in person. Your participation in these matters is important, regardless of the number of shares you own. Whether or not you expect to attend in person, we urge you to complete, sign, date and return the enclosed proxy card as promptly as possible in the enclosed envelope. If you choose to attend the meeting you may then vote in person if you so desire, even though you may have executed and returned the proxy. Any stockholder who executes such a proxy may revoke it at any time before it is exercised.

By Order of the Board of Directors,

David V. Kolovat, Esq., Secretary

March 10, 2004

Arlington, Virginia

1525 Wilson Boulevard

Suite 700
Arlington, VA 22209
(703) 312-6111

PROXY STATEMENT

      The Board of Directors of United Defense Industries, Inc., a Delaware corporation, is soliciting your proxy on the proxy card enclosed with this Proxy Statement. Your proxy will be voted at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Tuesday, April 13, 2004, at 11:00 a.m., local time, at the Hyatt Regency Crystal City, 2799 Jefferson Davis Highway, Arlington, Virginia 22202, and any adjournment or postponement thereof. This Proxy Statement, the accompanying proxy card and the Company’s Annual Report to Stockholders are first being mailed to stockholders on or about March 10, 2004.

VOTING SECURITIES

Voting Rights and Outstanding Shares

      Only stockholders of record on the books of the Company as of 5:00 p.m., February 13, 2004 (the “Record Date”), will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, the outstanding voting securities of the Company consisted of 52,378,886 shares of common stock, par value $0.01 per share (the “Common Stock”).

      Holders of the Company’s Common Stock are entitled to one vote for each share held of record on all matters submitted to a vote of the stockholders.

      Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections with the assistance of the Company’s transfer agent. The Inspector will also determine whether or not a quorum is present. Except with respect to the election of directors and in certain other specific circumstances, the affirmative vote of a majority of the shares having voting power present in person or represented by proxy at a duly held meeting at which a quorum is present is required under the Company’s Bylaws for approval of proposals presented to stockholders. In general, the Company’s Bylaws also provide that a quorum consists of a majority of the shares issued and outstanding and entitled to vote, the holders of which are present in person or represented by proxy. The Inspector will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum and therefore, abstentions will have the effect of a negative vote for purposes of determining the approval of any matter submitted to the stockholders for a vote, other than the election of directors.

Proxies

      The shares represented by the proxies received, properly dated and executed, and not revoked will be voted at the Annual Meeting in accordance with the instructions of the stockholders. A proxy may be revoked at any time before it is exercised by:

•	delivering written notice of revocation to the Company, Attention: David V. Kolovat, Esq.;

•	delivering a duly executed proxy bearing a later date to the Company; or

•	attending the Annual Meeting and voting in person.

      Any proxy which is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted “FOR” the election of directors, “FOR” approval of the Amended and Restated Plan, and as the proxy holders deem advisable on other matters that may come before the meeting, as the case may be, with respect to the item not marked. If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present with respect to that matter. Pursuant to New York Stock Exchange rules, a broker may not vote on the adoption of or material amendment to an equity compensation plan without instruction from the beneficial owner of the shares held by such broker. The Company believes that the tabulation procedures to be followed by the Inspector are consistent with the general statutory requirements in Delaware concerning voting of shares and determination of a quorum.

      The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, personally or by telephone or facsimile. The Company has retained InvestorCom, Inc. to solicit proxies from brokerage firms, banks and institutional holders. Total fees for this service are expected to be less than $10,000.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

      Nine directors are to be elected at the Annual Meeting to serve until their respective successors are elected and qualified. Nominees for election to the Board of Directors shall be approved by a plurality of the votes cast by holders of the Common Stock present in person or by proxy at the Annual Meeting, each share being entitled to one vote.

      Abstentions from voting on the election of directors, including broker non-votes, will have no effect on the outcome of the election of directors. In the event any nominee is unable or unwilling to serve as a nominee, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present Board of Directors or the proxy holders to fill such vacancy, or for the balance of those nominees named without nomination of a substitute, or the Board of Directors may be reduced in accordance with the Bylaws of the Company. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve as a nominee or as a director if elected.

      Set forth below is certain information concerning the nine directors of the Company to be elected at the Annual Meeting:

      Thomas W. Rabaut, age 55, became our President and Chief Executive Officer in January 1994 and has been a director since October 1997. Mr. Rabaut joined FMC Corporation in June 1977 and has worked in a variety of executive positions including General Manager of FMC’s Steel Products Division from 1986 to 1988 and Operations Director and then Vice President and General Manager of FMC’s Ground Systems Division from 1988 to 1993. Mr. Rabaut also served as General Manager of FMC’s Defense Systems Group, overseeing operations in the U.S., Sweden, Turkey, Pakistan, and Saudi Arabia for products and services which the Company provided to U.S. and allied armies, navies and marines from 1993 to 1994, at which time Mr. Rabaut was elected Vice President of FMC. Before joining FMC, Mr. Rabaut graduated from the U.S. Military Academy at West Point in 1970 and served in the U.S. Army until 1975 as an officer in several company-and battalion-level positions. He also recently served as Chairman of the Board of Directors of the National Defense Industrial Association, and continues to serve with several non-profit organizations involved in public affairs.

      Francis Raborn, age 60, became our Vice President and Chief Financial Officer in January 1994, and has been a director since December 1997. Prior to joining us, Mr. Raborn served as FMC’s Defense Systems Group Controller in Santa Clara, California where he was responsible for leading the financial planning for FMC’s four defense divisions. His previous assignment at FMC was Special Products Group Controller in Philadelphia where he presided over the finance function of a commercial business group composed of eight smaller machinery and specialty chemical divisions. His first assignment with FMC was the Director of Operations Analysis and Special Studies on the Corporate Finance staff in Chicago. Before joining FMC, Mr. Raborn worked in a financial capacity with Chemetron Corporation and Ford Motor Company. He also served in the U.S. Air Force as an F-4 Phantom pilot and command center duty director.

      William E. Conway, Jr., age 54, has been our Chairman of the Board since October 1997. He has been a Managing Director of The Carlyle Group, a Washington, D.C.-based global investment firm, since August 1987. Mr. Conway was Senior Vice President and Chief Financial Officer of MCI Communications Corporation from 1984 until 1987, and was a Vice President and Treasurer of MCI from 1981 to 1984. He is also Chairman of Nextel Communications, Inc. Mr. Conway had previously been elected as a director pursuant to an agreement among us, Iron Horse Investors, L.L.C. and other affiliates of The Carlyle Group whereby we had agreed to designate nominees to our board of directors on behalf of certain affiliates of The Carlyle Group. This agreement terminated in February 2004.

      Frank C. Carlucci, age 73, became a director in December 1997. He is currently Chairman Emeritus of The Carlyle Group, where he previously served as Chairman from 1989 to early 2003. Prior to joining The Carlyle Group in 1989, Mr. Carlucci served as Secretary of Defense from November 1987 to January 1989 and as President Reagan’s National Security Advisor in 1987. Mr. Carlucci currently serves as Chairman of the Board for Neurogen Corporation. He is also a director on the boards of SunResorts, Ltd., NV and

Encysive Pharmaceuticals Inc. (formerly Texas Biotechnology Corporation). Mr. Carlucci had previously been elected as a director pursuant to an agreement among us, Iron Horse Investors, L.L.C. and other affiliates of The Carlyle Group whereby we had agreed to designate nominees to our board of directors on behalf of certain affiliates of The Carlyle Group. This agreement terminated in February 2004.

      Peter J. Clare, age 39, became a director in October 1997. Since March 1999, Mr. Clare has been a Managing Director with The Carlyle Group, which he joined in August 1992. From 1995 to 1997, Mr. Clare served as a Vice President of The Carlyle Group and from 1997 to 1999 he was a Principal with The Carlyle Group. Mr. Clare was previously with First City Capital, a private investment group, and also worked at Prudential-Bache. Mr. Clare serves as a director on the boards of Aviall, Inc. and KorAm Bank, as well as several privately held companies, and has been the Vice President and Managing Director of our former principal stockholder, Iron Horse Investors, L.L.C. (a Carlyle affiliate), since October 1997. Mr. Clare had previously been elected as a director pursuant to an agreement among us, Iron Horse Investors, L.L.C. and other affiliates of The Carlyle Group whereby we had agreed to designate nominees to our board of directors on behalf of certain affiliates of The Carlyle Group. This agreement terminated in February 2004.

      C. Thomas Faulders, III, age 54, became a director in May 2003. Since June 1999, Mr. Faulders has been President and Chief Executive Officer of LCC International, Inc., a supplier of infrastructure services to the wireless telecommunications industry. Mr. Faulders served as Executive Vice President, Treasurer and Chief Financial Officer of BDM International, Inc., a global information technology company, from March 1995 until its sale to TRW in December 1998. Prior to joining BDM International, Mr. Faulders served with Comsat Corporation, a provider of international communications, as Vice President and Chief Financial Officer from March 1992. Prior to that, Mr. Faulders served in various executive positions with MCI Communications Corp. Mr. Faulders is a director of LCC International and ePlus, Inc., a provider of enterprise cost management software.

      J. H. Binford Peay, III, age 63, became a director in December 1997. General Peay was a career U.S. Army officer who attained the rank of General and retired from the Army on October 1, 1997. He served as the Commander-In-Chief of the U.S. Central Command from 1994 to 1997, and served as Vice Chief of Staff of the U.S. Army from 1993 to 1994. General Peay is currently the Chairman of the Allied Defense Group, where he also served as Chief Executive Officer from January 2001 to June 2003. He also serves as Chairman of the Board of Trustees of the National Defense University and is President of the Fort Campbell Historical Foundation, Inc. General Peay is also currently the Superintendent of the Virginia Military Institute.

      John M. Shalikashvili, age 67, became a director in June 1998. General Shalikashvili is an independent consultant and a Visiting Professor at Stanford University. Prior to his appointment, he was the senior officer of the United States military and principal military advisor to the President of the United States, the Secretary of Defense and the National Security Council in his capacity as the thirteenth Chairman of the Joint Chiefs of Staff, Department of Defense, for two terms from 1993 to 1997. Prior to his tenure as Chairman of the Joint Chiefs of Staff, he served as the Commander-in-Chief of all U.S. forces in Europe and as NATO’s tenth Supreme Allied Commander, Europe (SACEUR). He also served in a variety of command and staff positions in the continental United States, Alaska, Belgium, Germany, Italy, Korea, Turkey and Vietnam. General Shalikashvili is a director of The Boeing Company, Frank Russell Trust Company, L-3 Communications Holdings, Inc. and Plug Power, Inc.

      Robert J. Natter, age 58, has been nominated to serve as a director to fill the seat being vacated by Mr. Holt. Admiral Natter is a career U.S. Navy officer who retired from the Navy on December 1, 2003. Prior to his retirement, Admiral Natter served as the Commander of the U.S. Atlantic Fleet from 2000 to 2003. From 2001 to 2003, he also served as the first Commander of the newly established U.S. Fleet Forces Command. Admiral Natter is a distinguished graduate of the U.S. Naval War College and has Masters Degrees in Business Management and International Relations. Admiral Natter is currently a private consultant.

      Unless marked otherwise, proxies received will be voted “FOR” the election of each of the nominees named above.

Information Regarding Director Not Standing for Re-Election

      Set forth below is certain information concerning Allan M. Holt, who will not stand for re-election at the Annual Meeting:

      Allan M. Holt, age 52, became a director in October 1997. Since January 1996, Mr. Holt has been a Managing Director of The Carlyle Group, which he joined in December 1991. Mr. Holt was previously with Avenir Group, a private investment and advisory group, and from June 1984 to December 1987 was Director of Planning and Budgets at MCI Communications Corporation, which he joined in September 1982. Mr. Holt currently serves on the board of Aviall, Inc., as well as on the boards of several privately held companies.

Recommendation of the Board of Directors:

      The Board of Directors recommends a vote “FOR” the election of all nominees named above.

THE BOARD OF DIRECTORS AND COMMITTEES

      The Board of Directors met eight times during 2003 and did not act by unanimous written consent. Each director, during his term as director, attended at least 75% of the aggregate number of meetings of the Board except for Messrs. Carlucci and Holt. Each director, during his term as director, attended at least 75% of the aggregate number of meetings of the Committees of the Board of which he was a member except for Gen. Shalikashvili. During 2003 the Board of Directors had a standing audit and ethics committee and a compensation committee, but did not have a nominating committee or other committee that would perform a similar function.

          Nominating and Corporate Governance Committee

      We established our Nominating and Corporate Governance Committee in March 2004. The initial members of this committee are Messrs. Conway and Carlucci and Admiral Natter who are all independent members of our Board of Directors. Mr. Conway serves as the chairman of this committee. Our Board of Directors has adopted a charter governing the activities of the Nominating and Corporate Governance Committee, which may be viewed online on our Web site at www.uniteddefense.com. Pursuant to its charter, the Nominating and Corporate Governance Committee’s tasks include identifying individuals qualified to become Board members, recommending to the Board director nominees to fill vacancies in the membership of the Board as they occur and, prior to each annual meeting of stockholders, recommending director nominees for election at such meeting, making recommendations to the Board concerning the size and composition of the Board, conducting succession planning regarding the Chief Executive Officer and other senior officer positions of the Company, and leading the Board in its annual review of Board performance. The committee shall also develop and recommend to the Board a set of corporate governance principles applicable to the Company. Board candidates are considered based upon various criteria, such as skills, knowledge, perspective, broad business judgment and leadership, relevant specific industry or regulatory affairs knowledge, business creativity and vision, experience, and any other factors appropriate in the context of an assessment of the committee’s understood needs of the Board at that time. In addition, the committee will consider whether the individual satisfies criteria for independence as may be required by applicable regulations and personal integrity and judgment. Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to the Company.

      The Nominating and Corporate Governance Committee has the sole authority to retain, compensate, and terminate any search firm or firms to be used in connection with the identification, assessment, and/or engagement of directors and director candidates. No such firm has been retained by the Company in the past.

      The Nominating and Corporate Governance Committee will consider proposed nominees whose names are submitted to it by stockholders; however, it does not have a formal process for that consideration. The Company has not adopted a formal process because it believes that the informal consideration process has been adequate to date. The committee intends to review periodically whether a more formal policy should be adopted. If a stockholder wishes to suggest a proposed name for committee consideration, the name of that nominee and related personal information should be forwarded to the Nominating and Corporate Governance Committee, in care of the corporate Secretary, at least six months before the next annual meeting to assure time for meaningful consideration by the committee. See also “Stockholder Proposals” for bylaw requirements for nominations.

      All of the nominees for directors being voted upon at the Annual Meeting are directors standing for re-election except for Admiral Robert J. Natter who was appointed by the Board in January 2004. This Annual Meeting is the first opportunity for shareholders to consider his nomination. Admiral Natter was recommended to the Board of Directors jointly by both members of management and non-management directors.

          Stockholder Communication with Board Members

      Although the Company has not to date developed formal processes by which stockholders may communicate directly to directors, it believes that the informal process, in which stockholder communications which are received by the Secretary for the Board’s attention, or summaries thereof, will be forwarded to the Board has served the Board’s and the stockholders’ needs. In view of recently adopted SEC disclosure requirements relating to this issue, the Nominating and Corporate Governance Committee may consider development of more specific procedures. Until any other procedures are developed and posted on the Company’s corporate website, any communications to the Board of Directors should be sent to it in care of the Secretary.

          Board Member Attendance at Annual Meetings

      The Company encourages all of its directors to attend the annual meeting of stockholders. The Company generally holds a board meeting coincident with the annual meeting to minimize director travel obligations and facilitate their attendance at the stockholders’ meeting. All of our then-current directors attended the 2003 annual meeting of stockholders, except Messrs. Kimmitt and Clare.

          Director Independence

      New York Stock Exchange corporate governance rules require that a majority of the Board of Directors be independent. No director qualifies as independent unless the Board of Directors determines that the director has no direct or indirect material relationship with the Company. In assessing the independence of its members, the Board of Directors examined the commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships of each member. The Board’s inquiry extended to both direct and indirect relationships with the Company. Based upon both detailed written submissions by its members and discussions regarding the facts and circumstances pertaining to each member, considered in the context of applicable New York Stock Exchange corporate governance rules, the Board of Directors has determined that all of the directors are independent other than Messrs. Rabaut and Raborn.

          Audit and Ethics Committee

      The audit and ethics committee, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), consists of Messrs. Peay, Shalikashvili and Faulders, each of whom is independent as the term “independence” is defined in Section 303A.02 of the corporate governance rules of the New York Stock Exchange and Rule 10A-3 under the Exchange Act. The Board of Directors has determined that Mr. Faulders is an audit committee financial expert, as that term is defined in the Exchange Act. The responsibilities of this committee include:

•	the appointment, compensation, retention and oversight of our independent public accountants;

•	reviewing with the independent public accountants the plans and results of the audit engagement;

•	approving professional services provided by the independent public accountants;

•	reviewing our critical accounting policies, our Annual and Quarterly reports on Forms 10-K and 10-Q, and our earnings releases;

•	reviewing the independence of the independent public accountants; and

•	reviewing the adequacy of our internal accounting controls and overseeing our ethics program.

      The audit and ethics committee met twelve times during 2003 and did not act by unanimous written consent. The charter of the audit and ethics committee, as amended the Board of Directors in 2003, is attached hereto as Appendix A.

Audit and Ethics Committee Report

To the Board of Directors:

      We have reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the year ended December 31, 2003.

      We have discussed with the independent auditors, Ernst & Young LLP, the matters required to be discussed with us by the American Institute of Certified Public Accountants, the Securities and Exchange Commission, the New York Stock Exchange, and the Public Company Accounting Oversight Board, including those required by the Statement on Auditing Standards No. 61.

      We have received and reviewed the letter from Ernst & Young LLP required by the Independence Standards Board, and have discussed with Ernst & Young their independence, including the written disclosures and letter required by Independence Standard No. 1 of the Independence Standards Board.

      Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the audited consolidated financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the Securities and Exchange Commission.

Audit and Ethics Committee:

C. Thomas Faulders, III
John M. Shalikashvili
J. H. Binford Peay, III

Compensation Committee

      The compensation committee consists of Messrs. Clare and Peay, each of whom is independent as the term “independence” is defined in Section 303A.02 of the corporate governance rules of the New York Stock Exchange. This committee is responsible for determining compensation for our executive officers and other management employees, and administering our United Defense Stock Option Plan, Management Incentive Plan, and certain other compensation programs. The compensation committee met two times during 2003 and acted by unanimous written consent in lieu of a meeting on one occasion.

Director Compensation

      All non-management directors are paid annual cash retainers of $50,000 for service on the board as well as any standing committees of the board, other than the Audit and Ethics Committee. Members of the Audit and Ethics Committee are paid an additional annual retainer of $10,000. We do not maintain a medical, dental, or retirement benefits plan for these directors. There are no other annual fees paid to these directors. The remaining directors are employed by us and are not separately compensated for their service as directors. Prior to March 2, 2004, our non-management directors affiliated with The Carlyle Group did not receive any compensation for serving on our Board of Directors.

EXECUTIVE OFFICERS

      Set forth below is certain information concerning the executive officers of the Company. Biographical information on Messrs. Rabaut and Raborn is included under “Proposal No. 1 – Election of Directors.” All executive officers hold office until a successor is chosen and qualified.

      Elmer L. Doty, age 49, became our Vice President in February 2002 and the General Manager of our Ground Systems operations in April 2001 after having served as General Manager of the Steel Products Division since April 1994. Mr. Doty began his career with FMC in August 1979 as Engineering Group Leader and subsequently held the positions of Engineering Manager, Director of Manufacturing/ Engineering, and Division Manager of the Energy and Transportation Group’s Conveyor Equipment Division. Prior to joining FMC, Mr. Doty was employed by Black & Veatch Consulting Engineers and by General Electric Company.

      John W. Hendrix, age 61, became our Vice President of Business Development and Marketing in February 2003 following a year as our Vice President for Corporate Development. Prior to joining us, he served in the United States Army for over 36 years attaining the rank of General. He retired from the United States Army in January 2002 after completing his final assignment as Commander, U.S. Army Forces Command. His prior tours of duty included Commander, V Corps, Commander, 3rd Infantry Division and Commander, United States Army Infantry Center. As an infantry officer, he served in command and operations assignments at each echelon from platoon through brigade. His 14 years of overseas duty included several NATO assignments as well as service in Germany, Belgium, Vietnam and Saudi Arabia.

      Keith B. Howe, age 46, became our Vice President and General Manager of our Armament Systems operations in January 2002 after having served as the unit’s Deputy General Manager from October 1998 to December 2001 and its Controller from September 1996 to October 1998. Prior to this, Mr. Howe was Deputy Director of Navy Programs of our Armament Systems operations from September 1995 to September 1996, was the Chief Financial Officer at FNSS, Ankara, Turkey from May 1993 to September 1995, was the Controller of our Armament Systems operations from April 1991 to May 1993, and was the Bradley Fighting Vehicle Business Manager in San Jose, California from November 1989 to April 1991.

      David V. Kolovat, age 59, became our Vice President, General Counsel and Secretary in January 1994. Previously, he served as the FMC Corporation’s Associate General Counsel in charge of legal matters for its defense business from 1988 through 1993. Prior to that time, Mr. Kolovat served successively as staff counsel for Deere & Company; in a series a legal positions with Itel Corporation culminating as that company’s Vice President, General Counsel and Secretary; Vice President, General Counsel and Secretary of Robot Defense Systems, Inc.; and Vice President, General Counsel and Secretary of Premisys, Inc.

      Alexander J. Krekich, age 61, has been President of our subsidiary, United Stated Marine Repair, Inc., (“USMR”), since its acquisition in July 2002. Prior to the acquisition, he served as Chief Executive Officer of USMR from February 2002 and as a director since March 1999. He originally joined Southwest Marine, a division of USMR, in August 1998 as Special Assistant to the President. Upon the acquisition of Norfolk Shipbuilding & Drydock Corporation (“Norshipco”) in October 1998, he became President and General Manager of the Norfolk, Virginia based company. In February 1999, he was appointed Chief Operating Officer of USMR while continuing as President of Norshipco. Prior to joining private industry, he served in the U.S. Navy for 34 years. His last assignment before retiring as a Vice Admiral was as Commander of all Surface Forces in the U.S. Pacific Fleet. He held several ship commands during his naval career and is a combat veteran of Vietnam, where he served in fast patrol boats.

      Dennis A. Wagner III, age 53, has been the Vice President and General Manager of our International operations since January 2003. Prior to this assignment, Mr. Wagner was our Vice President of Business Development and Marketing from May 1994. Mr. Wagner was formerly the Division General Manager of FMC’s Steel Products Division and served as the Program Director for the M113 Family of Vehicles at FMC’s Ground Systems Division. Mr. Wagner also served as the Army Programs Marketing Manager and the Advanced Technology Program Director at FMC’s Defense Systems Group office in the Washington, D.C. area. Before joining FMC in July 1981, Mr. Wagner served in the U.S. Army as an Infantry Officer. After his active U.S. Army service, Mr. Wagner worked as a design engineer at the Ford Motor Company and later as a mechanical engineer and project manager at the U.S. Army Tank and Automotive Command.

EXECUTIVE COMPENSATION

      The following table sets forth the cash and non-cash compensation paid or incurred on our behalf to our Chief Executive Officer and each of the four other most highly compensated executive officers, or the named executive officers, whose annual compensation equaled or exceeded $100,000 as of December 31, 2003.

Summary Compensation Table

				Long-Term
				Compensation
				Awards

	Annual Compensation			Securities	All Other
Name and				Underlying	Compensation
Principal Position	Year	Salary($)	Bonus($)(1)	Options(#)	($)(2)

Thomas W. Rabaut	2003	515,000	615,940	300,000	46,009
President and Chief Executive Officer	2002	500,000	598,000	—	43,127
	2001	456,250	4,570,675	—	32,442
Francis Raborn	2003	282,103	287,040	153,000	24,474
Vice President and Chief Financial Officer	2002	271,249	275,105	—	21,535
	2001	258,336	2,042,119	—	18,290
Alexander J. Krekich (3)	2003	275,000	246,400	102,000	50,641
President— United States Marine Repair	2002	137,500	356,208	—	15,000 (4)
Elmer L. Doty	2003	238,700	227,123	102,000	21,120
Vice President and General Manager—	2002	228,927	237,517	—	17,206
Ground Systems Division	2001	206,898	1,773,725	67,500	13,586
Keith B. Howe	2003	228,873	230,360	102,000	21,799
Vice President and General Manager—	2002	213,900	216,467	—	13,220
Armament Systems	2001	172,267	1,216,590	—	9,939

(1)	Bonus Compensation figures for 2001 includes special bonus amounts earned in 2001 and paid out in 2001, 2002 and 2003. See “Special Bonuses” below.

(2)	Comprised of matching contributions under our qualified and nonqualified thrift plans for salaried employees for 2003, 2002 and 2001.

(3)	Mr. Krekich became one of our executive officers upon our acquisition of United States Marine Repair in July 2002.

(4)	Comprised of contributions to both the United States Marine Repair Deferred Compensation and Profit Sharing Plans made by us after our acquisition of United States Marine Repair and automobile allowances.

Option Grants in Fiscal 2003

      The following table shows information regarding individual option grants to our named executive officers during the fiscal year ended December 31, 2003. Options were granted at an exercise price equal to $23.15 per share. The term of each option granted is generally ten years from the date of grant. Options may terminate before expiration dates if the option holder’s employment is terminated prior to the option vesting:

		Individual Grants

		% of Total			Potential Realizable Value
	Number of	Options			at Assumed Rates of Stock
	Securities	Granted to	Exercise		Price Appreciation for
	Underlying	Employees	or Base		Option Term
	Options	in Fiscal	Price	Expiration
Name	Granted	Year	($/Sh)	Date	5% ($)	10% ($)

Thomas W. Rabaut	300,000	13.63%	$23.15	1/17/2013	4,001,160	10,484,940
Francis Raborn	153,000	6.95%	$23.15	1/17/2013	2,040,591	5,347,319
Alexander J. Krekich	102,000	4.64%	$23.15	1/17/2013	1,360,394	3,564,879
Elmer L. Doty	102,000	4.64%	$23.15	1/17/2013	1,360,394	3,564,879
Keith B. Howe	102,000	4.64%	$23.15	1/17/2013	1,360,394	3,564,879

Aggregated Option Exercises in Fiscal 2003 and Fiscal Year-End Option Values

      The following table shows information regarding option exercises by our named executive officers during the fiscal year ended December 31, 2003, and the value and number of options to purchase our Common Stock unexercised and outstanding as of December 31, 2003. Also included is the value and number of exercisable and unexercisable options held as of December 31, 2003 by such named executive officers:

•	“Exercise” means an employee’s acquisition of shares of Common Stock, “exercisable” means options to purchase shares of Common Stock which have already vested and which are subject to exercise, and “unexercisable” means all other options to purchase shares of Common Stock which have not vested.

			Number of Securities
			Underlying Unexercised		Value of Unexercised
			Options		In-The-Money Options
	Shares		at Fiscal Year-End(#)		at Fiscal Year-End($)
	Acquired on	Value
Name	Exercise(#)	Realized($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Thomas W. Rabaut	74,000	$1,524,320	422,260	174,990	$9,247,877	$1,527,662
Francis Raborn	42,500	$1,024,770	77,505	89,245	$933,881	$779,108
Alexander J. Krekich	—	$—	42,503	59,497	$371,051	$519,408
Elmer L. Doty	36,000	$930,187	101,003	96,622	$1,976,291	$1,538,118
Keith B. Howe	27,000	$734,670	42,503	59,497	$371,051	$519,408

Retirement and Pension Plans

      Each named executive officer, except for Mr. Krekich, participates in the UDLP Employees Pension Plan and the UDLP Excess Pension Plan for United Defense Limited Partnership and Affiliates described below. The following table shows the estimated annual pension benefits under those plans for the specified compensation and years of service. A portion of the retirement benefits for service prior to 1986, computed under the UDLP Employees Pension Plan, is payable from annuity contracts maintained by Aetna Life Insurance Company.

	Years of Credited Service
Final Average
Earnings	15	20	25	30	35

$150,000	$30,452	$40,602	$50,753	$60,903	$71,054
250,000	52,952	70,602	88,253	105,903	123,554
350,000	75,452	100,602	125,753	150,903	176,054
550,000	120,452	160,602	200,753	240,903	281,054
650,000	142,952	190,602	238,253	285,903	333,554
900,000	199,202	265,602	332,003	398,403	464,804
1,100,000	244,202	325,602	407,003	488,403	569,804

•	Compensation included in the final average earnings for the pension benefit computation includes base annual salary and annual bonuses, but excludes payments for most other compensation.

•	Unreduced retirement pension benefits are calculated pursuant to the UDLP Employees Pension Plan’s benefit formula as an individual life annuity payable at age 65. Benefits may also be payable as a joint and survivor annuity or a level income option.

•	Final average earnings in the above table means the average of covered remuneration for the highest 60 consecutive calendar months out of the 120 calendar months immediately preceding retirement.

•	Benefits applicable to a number of years of service or final average earnings different from those in the above table are equal to the sum of:

—	1% of allowable Social Security Covered Compensation ($41,689) for a participant retiring at age 65 in 2004 times years of credited service; and

—	1.5% of the difference between final average earnings and allowable Social Security Covered Compensation times years of credited service.

•	The Employment Retirement Income Security Act, or ERISA, limits the annual benefits that may be paid from a tax-qualified retirement plan. Accordingly, as permitted by ERISA, we have adopted the UDLP Excess Pension Plan for United Defense Limited Partnership and Affiliates to maintain total benefits upon retirement at the levels shown in the table.

Credited Years of Service under Pension Plan for Named Executive Officers:

Thomas W. Rabaut	27
Francis Raborn	27
Elmer L. Doty	25
Keith B. Howe	24

      We also maintain a nonqualified thrift plan designed to provide select employees a benefit equal to the benefit the participant would receive under our 401(k) plan if the Code and such plan did not require the exclusion of compensation above a certain level. All named executive officers are eligible to participate in the nonqualified thrift plan.

United Defense Stock Option Plan

      The United Defense Stock Option Plan and the proposed amendment and restatement to the United Defense Stock Option Plan to (i) increase the number of shares available for grant under the plan, (ii) qualify the plan for awards which may satisfy the requirements of performance based compensation under Section 162(m) of the Code, and (iii) add the ability to make grants of other equity-based compensation are discussed in more detail under the heading “Proposal No. 2 – Approval of the Amended and Restated Plan.”

Equity Compensation Plan Information

      The following table sets forth, as of December 31, 2003, the number of securities outstanding under our equity compensation plans, the weighted average exercise price of such securities and the number of securities available for grant under these plans:

	Number of Shares		Number of Securities
	to be Issued Upon	Weighted-Average	Remaining Available
	Exercise of	Exercise Price of	for Future Issuance
	Outstanding	Outstanding	Under Equity
	Options,	Options,	Compensation Plans
	Warrants	Warrants	(excluding
Plan Category	and Rights	and Rights	Column (a))

	(a)	(b)	(c)
Equity Compensation Plans Approved by Shareholders United Defense Stock Option Plan	2,943,699	$18.25	1,869,213(1)
Equity Compensation Plans Not Approved by Shareholders None	—	—	—

Total	2,943,699		1,869,213

(1)	The United Defense Stock Option Plan currently provides that Common Stock authorized for issuance under the plan may be issued in the form of options and restricted stock. Please see “Proposal No. 2 — Approval of the Amended and Restated Plan” for a discussion of proposed amendments to the plan.

Management Incentive Plan

      Our current Management Incentive Plan for our senior managers was adopted in January 1998. The plan allows our senior managers to achieve performance based compensation in addition to base salary. Prior to 2004, target awards under the plan generally varied from 15% to 65% of base salary depending on level of seniority and overall performance of the individual and the relevant business unit. Beginning in 2004, target awards under the plan will generally vary from 15% to 75% of base salary. Actual awards, however, are not guaranteed and may range from zero to 200% of the applicable target award. See the discussion of the Management Incentive Plan under the heading “Compensation Committee Report on Executive Compensation” for additional information on factors considered in determining award amounts.

USMR Executive Bonus Plan

      The USMR Executive Bonus Plan was established in 1998. The plan applies to senior USMR executives. Generally target awards under the plan vary from 70% to 90% of base salary. See the discussion of the USMR Executive Bonus Plan under the heading “Compensation Committee Report on Executive Compensation” for additional information on factors considered in determining award amounts.

Special Bonuses

      In 2001, in connection with our recapitalization and in anticipation of our initial public offering or a similar significant corporate event, our Board of Directors adopted a special bonus plan including special performance bonuses and a retention incentive program for our key employees in order to ensure their continuous full-time employment until the completion of specified transactions. This plan was in addition to, and did not in any way replace or reduce, any other compensation, bonus, stock or option program offered to any of our employees. In 2001, we granted bonuses totaling $27.91 million in the aggregate under this plan, with payments taking place on a staggered basis over 2001, 2002 and 2003. Each of Messrs. Rabaut, Raborn, Doty and Howe were granted bonuses under this plan and received payments of $1,600,000, $800,000, $480,000 and $240,000 respectively in 2001; $1,625,000, $575,000, $692,500 and $460,000 respectively in 2002; and $800,000, $400,000, $400,000 and $400,000 respectively in 2003. In addition, over the same three-year period, our three outside directors during that period, J.H. Binford Peay, III, Robert M. Kimmitt and John M. Shalikashvili, were granted bonuses of $420,000, $504,000 and $244,997, respectively under this plan.

EMPLOYMENT AGREEMENTS

      Each of Messrs. Rabaut and Raborn entered into an employment agreement with us on May 21, 1999. The initial term of these agreements ended on December 31, 2001, but each has been automatically extended through December 31, 2004, in accordance with the terms of the agreements, and will continue to be so renewed for successive one-year periods thereafter unless either party delivers notice within specified notice periods. Mr. Krekich entered into an employment agreement with us on December 12, 2002. The initial term of this agreement ended on December 12, 2003 but has been automatically extended through December 12, 2004, in accordance with the terms of the agreement, and will continue to be so renewed for successive one-year periods thereafter unless either party delivers notice within specified notice periods.

      Under each agreement, the executive receives a stated annual base salary and is eligible to participate in the applicable management bonus plan as well as our employee benefit plans, programs and arrangements applicable to our other senior officers. In addition to base salary, Mr. Rabaut is eligible to receive a bonus of up to 75% of base salary, Mr. Raborn is eligible to receive a bonus of up to 55% of base salary under our Management Incentive Plan, and Mr. Krekich is eligible to receive a discretionary bonus under the USMR Executive Bonus Plan.

      Each of these employment agreements provides that upon termination of employment, either by us without cause or by the executive for good reason, each executive will be entitled to:

•	a payment equal to a multiple of the executive’s base pay and target bonus. For Mr. Krekich this severance period will last two years, while for each of Messrs. Raborn and Rabaut the severance period will last three years;

•	a prorated discretionary bonus for that portion of the calendar year in which he was terminated; and

•	the right to continue to participate in our health, life and accidental death and dismemberment and long-term disability benefits plan for one year to three years at the rates in effect for active employees.

      Messrs. Doty and Howe each entered into a severance agreement with us on August 4, 1999. Pursuant to the terms of these agreements, Messrs. Doty and Howe are entitled to a stated termination payment if, during a period of time where we have entered into an agreement to effect a corporate transaction, as defined in the agreements, the executive’s employment is terminated either by us without cause, or by the executive for good reason, each as defined in the agreements. This termination payment is the greater of either the amount of payment that the executive would otherwise be entitled to under our general severance policy or an amount equal to the sum of the executive’s annual base salary plus the amount of his annual bonus and a prorated bonus to which he is entitled under our Management Incentive Plan. Messrs. Doty and Howe also have the right to continued participation in our health, life and accidental death and dismemberment and long-term disability benefit plans for one year after the date of any such termination.

      We also maintain a Severance Pay Plan that generally covers most salaried and non-union hourly employees, and provides severance payments in the event of the employee’s involuntary termination of employment due to a reduction in force. Severance payments provide 100% salary replacement up to a maximum of 36 weeks.

COMPENSATION COMMITTEE REPORT ON

EXECUTIVE COMPENSATION

      The compensation committee (the “Committee”) of the Board of Directors is responsible for determining compensation and benefits for our executive officers and other employees, and administering our United Defense Stock Option Plan, Management Incentive Plan, USMR Executive Bonus Plan, and other compensation programs. The Committee is currently comprised of Peter J. Clare and J.H. Binford Peay, III.

      The goals of the Company’s executive compensation programs are to: (i) enable the Company to attract and retain key executives, (ii) assist the Company in achieving its business objectives by rewarding executives to the extent such objectives are achieved, and (iii) encourage the Company’s executives’ identification with the interests of our stockholders by providing a significant element of potential executive compensation in the form of stock or stock-based instruments.

      The Company’s current executive compensation program is composed primarily of salary paid in cash, bonuses paid in cash, stock options and restricted stock.

Salary

      The salaries of each of the Company’s executives are governed by the nature and extent of the executive’s responsibilities; the executive’s performance during the preceding year; and comparative compensation levels for the executive’s peers, both within the Company and in comparable companies. In making comparisons with other employers, the Company primarily uses data from industrial businesses of comparable size in both the defense and non-defense sectors. The salary of the Company’s President and Chief Executive Officer (the “President”) is established by the Committee, subject to review by the Board of Directors. The salary of the Company’s other executive officers is established by the President, subject to review by the Committee. For those executive officers holding employment agreements (described above), such agreements include a protective mechanism against any diminution of the executive’s salary or bonus eligibility under the bonus programs described below.

Bonus

      The Company’s executive officers (except for Mr. Krekich) participate in the Management Incentive Plan (the “MIP”), which provides for the payment of annual cash bonuses to the extent that pertinent objectives are achieved. While the respective proportions may vary from year to year, generally the largest two component objectives utilized under the MIP have consisted of the extent to which the Company achieves annual financial targets for cash flow and for earnings before interest, taxes, depreciation, and amortization (“EBITDA”). Beginning in 2004, annual financial targets for earnings per share will be considered as an objective under the MIP in addition to cash flow and EBITDA. An additional MIP component consists of a set of annual objectives established for each participant, the nature of which vary by the executive’s responsibilities and the Company’s business priorities. The USMR Executive Bonus Plan, in which certain USMR executives, including Mr. Krekich, participate, provides for the payment of annual cash bonuses based on applicable performance targets. While the relative weighting may vary from year to year, the component performance objectives are EBITDA at the USMR level, cash flow at the USMR level, and overall financial performance of the Company as a whole. The nature and respective weighting of MIP objectives and USMR plan objectives are established prospectively each year by the Committee, and the payment of bonuses to participants is determined by the Committee on the basis of an annual, retrospective assessment of Company and individual performance.

Stock Option Plan

      The United Defense Stock Option Plan (the “Stock Plan”) provides for both the grant of options to purchase the Company’s Common Stock and the grant of restricted stock to employees and directors. All executive officers of the Company participate in the Stock Plan. Options granted through December 31, 2003 under the Stock Plan typically vest and become exercisable over a period of several years. Since January 2003 vesting of options under the Stock Plan has been based on continued employment; prior to then, annual vesting of options derived in part from the participant’s continued employment, and in larger part from the Company’s achievement of pre-established objectives for cash flow and EBITDA. Restricted stock granted under the Stock Plan is subject to full vesting on the third anniversary of grant, based on the participant’s continued employment or termination of employment under certain limited circumstances. Restricted stock is not transferable prior to vesting and may be subject to partial or entire forfeiture if the participant terminates employment prior to vesting. All option and restricted stock grants under the Stock Plan are determined by the Committee and/or the full Board of Directors as appropriate, taking into account such factors as the nature of the participant’s responsibilities, the business priorities of the Company, and the levels of equity-based compensation for the participant’s peers both within the Company and at comparable companies.

      As more fully described below under the heading “Proposal No. 2 – Approval of the Amended and Restated Plan,” the Committee has recommended an amendment and restatement of the Stock Plan to (i) increase the number of shares available for grant under the plan, (ii) qualify the Stock Plan for awards which may satisfy the requirements of performance based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and (iii) add the ability to make grants of other equity-based compensation.

Other Compensation

      In 1998, all of the Company’s executive officers at that time participated in the Company’s Employee Equity Purchase Plan, under which participants purchased the Company’s Common Stock. The purpose of the equity plan was to augment executive compensation in a manner intended to encourage long-term identification with the interests of the Company’s stockholders. The Company does not currently intend to continue the Equity Purchase Plan in future years.

      In 2001, the Company granted special performance and retention incentive bonuses to certain of its key employees in connection with its recapitalization and in anticipation of its initial public offering or a similar significant corporate event. These bonuses were in addition to the bonuses granted under the MIP. While the Company does not currently anticipate granting similar bonuses in the future, if a situation arises in which the Board of Directors and the Committee were to determine that special bonuses are warranted, the Company may again make special bonus grants, the amount and terms of which would be subject to approval by the Committee.

      Based on its evaluation of the performance of the executive officers, the Committee believes that the Company’s executive officers are committed to achieving positive long-term financial performance and enhance stockholder value, and that the compensation policies and programs discussed in this report have motivated the Company’s executive officers to work toward these goals.

Tax Deductibility of Compensation

      Section 162(m) of the Code limits the Company’s federal income tax deduction for certain executive compensation in excess of $1.0 million paid to the Chief Executive Officer and the four other most highly compensated executive officers. The $1.0 million deduction limit does not apply, however, to “performance-based compensation” as that term is defined in Section 162(m)(4)(C) of the Code and the regulations promulgated thereunder. The Company is submitting the Stock Plan, as amended and restated, to stockholders for approval so that awards granted under that plan may, subject to certain conditions, qualify as performance based compensation under Section 162(m) of the Code. The Committee recognizes the possibility that if the amount of the base salary and other compensation of a named executive officer exceeds $1.0 million, it may not be fully deductible for federal income tax purposes. The Committee will make a determination at any such time whether to authorize the payment of such amounts without regard to deductibility or whether the terms of such payment should be modified as to preserve any deduction otherwise available.

Compensation Committee:
Peter J. Clare
J. H. Binford Peay, III

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      During 2003:

•	None of the members of the compensation committee was an officer (or former officer) or employee of the Company or any of its subsidiaries;

•	None of the members of the compensation committee entered into (or agreed to enter into) any transaction or series of transactions with the Company or any of its subsidiaries in which the amount involved exceeds $60,000;

•	None of the Company’s executive officers served on the compensation committee (or another board committee with similar functions) of any entity where one of that entity’s executive officers served on the Company’s compensation committee;

•	None of the Company’s executive officers was a director of another entity where one of that entity’s executive officers served on the Company’s compensation committee; and

•	None of the Company’s executive officers served on the compensation committee (or another board committee with similar functions) of another entity where one of that entity’s executive officers served as a director on the Company’s Board of Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

      The following table provides summary information regarding beneficial ownership of our outstanding capital stock as of February 29, 2004, for:

•	each person or group who beneficially owns more than 5% of our capital stock on a fully diluted basis;

•	each of the executive officers named in the Summary Compensation Table;

•	each of our directors and nominees to become a director; and

•	all of our directors and executive officers as a group.

      Beneficial ownership of shares is determined under the rules of the Securities and Exchange Commission and generally includes any shares over which a person exercises sole or shared voting or investment power. Except as indicated by footnote, and subject to applicable community property laws, each person identified in the table possesses sole voting and investment power with respect to all shares of Common Stock held by them. Shares of Common Stock subject to options currently exercisable or exercisable within the period 60 days after February 29, 2004, are deemed outstanding for calculating the percentage of outstanding shares of the person holding these options, but are not deemed outstanding for calculating the percentage of any other person. Unless otherwise noted, the address for each director and executive officer is c/o United Defense Industries, Inc., 1525 Wilson Boulevard, Suite 700, Arlington, Virginia 22209.

Name of Beneficial Owner	Number	Percentage

TCG Holdings, L.L.C.(1)(2)	4,436,051	8.5%
Neuberger Berman, Inc.(3)	4,500,343	8.6%
FMR Corp.(4)	5,257,390	10.0%
William E. Conway, Jr.(2)(5)	199,493	*
Allan M. Holt(2)(5)	11,916	*
Peter J. Clare(2)(5)	11,916	*
Frank C. Carlucci(2)(5)	30,146	*
J.H. Binford Peay, III	63,639	*
John M. Shalikashvili	31,674	*
Thomas W. Rabaut	357,260	*
Francis Raborn	313,755	*
C. Thomas Faulders, III	—	—
Elmer L. Doty	124,928	*
Keith B. Howe	74,303	*
Alexander J. Krekich	46,503	*
Robert J. Natter	—	—
All Current Directors and Executive Officers as a Group (16 persons)	1,389,309	2.7%

*	Denotes less than 1% beneficial ownership

(1)	Carlyle Partners II, L.P., a Delaware limited partnership, Carlyle Partners III, L.P., a Delaware limited partnership, Carlyle International Partners II, L.P., a Cayman Islands limited partnership, Carlyle International Partners III, L.P., a Cayman Islands limited partnership, and certain additional partnerships formed by Carlyle (collectively, the “Investment Partnerships”) and certain investors with respect to which TC Group, L.L.C. or an affiliate exercises investment discretion and management constitute all of the members of Iron Horse Investors, LLC the record owner of these shares. TC Group, L.L.C. exercises investment discretion and control over the shares held by the Investment Partnership directly through its capacity as the sole general partner of certain of the Investment Partnerships or indirectly through its wholly-owned subsidiary TC Group II, L.L.C., the sole general partner of certain of the Investment Partnerships. TCG Holdings, L.L.C., a Delaware limited liability company, is the sole managing member of TC Group, L.L.C. William E. Conway, Jr., Daniel A. D’Aniello, and David M. Rubenstein, as the managing members of TCG Holdings, L.L.C., may be deemed to share beneficial ownership of the shares shown as beneficially owned by TCG Holdings, L.L.C. Such persons disclaim such beneficial ownership.

(2)	The address of such person is c/o The Carlyle Group, 1001 Pennsylvania Avenue, NW, Washington, D.C. 20004.

(3)	The information regarding this stockholder is derived from a Schedule 13G/ A filed by the stockholder with the Securities and Exchange Commission on February 9, 2004. The address of this stockholder is 605 Third Avenue, New York, New York, 10158-3698.

(4)	The information regarding this stockholder is derived from a Schedule 13G/ A filed by the stockholder with the Securities and Exchange Commission on February 17, 2004. The address of this stockholder is 82 Devonshire Street, Boston, Massachusetts 02109.

(5)	Individual also owns an interest in Iron Horse through Carlyle-UDLP Partners, L.P. and indirectly through such individual’s interest as a member of TCG Holdings, L.L.C.

PERFORMANCE GRAPH

      United Defense Industries commenced its initial Public Offering and began trading on the New York Stock Exchange on December 14, 2001. The chart below compares the relative changes in the cumulative total return of the Company’s Common Stock for the period December 14, 2001 – December 31, 2003, against the cumulative total return of the S&P 500 Stock Index and the S&P 1500 Aerospace & Defense Index for the same period.

      The chart below assumes that on December 14, 2001, $100 was invested in our Common Stock and in each of the indices. The comparisons assume that all dividends, if any, were reinvested. The chart indicates the dollar value of each hypothetical $100 investment based on the closing price as of the last trading day of each month from December 2001 to December 2003.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

      The audit and ethics committee has reappointed Ernst & Young LLP as the independent public accounting firm to audit our financial statements for the fiscal year beginning January 1, 2004. In making this appointment, the audit and ethics committee considered whether the audit and non-audit services Ernst & Young LLP provides are compatible with maintaining the independence of our outside auditors. The audit and ethics committee has adopted a policy which set forth the manner in which the audit and ethics committee will review and approve all services to be provided by Ernst & Young LLP before the firm is retained. The policy requires an individual review by the committee in advance of each service to be provided by Ernst & Young LLP.

      Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. The are also expected to be available to respond to appropriate questions.

Fees and Services of Ernst & Young LLP

      The following table summarizes fees billed to the Company be Ernst & Young LLP during fiscal years 2003 and 2002:

	Fees
	($ in thousands)

Service	2003	2002

Audit Fees
Consolidated Audit	815	895
Statutory Audit	103	22
SEC Filings	93	9

Total	1,011	926

Audit-Related Fees
Audit of defined benefit and postretirement plans	83	156
Audit of USMR LS-513 report (workers compensation)	5	—
Consultation regarding Sarbanes Oxley Section 404 compliance	9	—
USMR Acquisition	—	70
Initial public offering	—	4

Total	97	230

Tax Fees
Tax Consulting Services	60	162

Total	60	162

Other Fees
USMR environmental issues review	—	12
Network security review	—	36

Total	—	48

Total	$1,168	$1,366

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Carlyle Management Fee

      In October 1997, we entered into a management agreement with TC Group Management, L.L.C., an affiliate of The Carlyle Group, for management and financial advisory services and oversight to be provided to us and our subsidiaries. The management agreement provided for the payment to Carlyle of an annual management fee of $2.0 million. The management agreement terminated once Carlyle’s stock ownership in United Defense fell below 10% in February 2004.

Registration Rights Agreement

      In contemplation of our initial public offering which occurred in December 2001, we and our then-principal stockholder, Iron Horse Investors, L.L.C. (a Carlyle affiliate), entered into a registration rights agreement. Pursuant to that agreement, all stockholders who held our stock prior to our initial public offering are entitled to registration rights. Holders of at least a majority of the shares of Common Stock held by these stockholders may, by written notice, require us to effect the registration of their shares of Common Stock from time to time. We are required to pay all registration expenses in connection with the first eight of those registrations. In addition, if we propose to register any of our Common Stock under the Securities Act of 1933, as amended, whether for our own account or otherwise, those stockholders are entitled to notice of the registration and are entitled to include their shares of Common Stock in that registration with all registration expenses paid by us. In 2003 we effected two registrations pursuant to this agreement and paid expenses of approximately $645,000 in connection with those registrations.

Nomination of Directors

      At the time of our acquisition by Carlyle, we had entered into agreements with four affiliates of our principal stockholder, Iron Horse Investors, L.L.C. (a Carlyle affiliate), whereby we had agreed to designate one nominee to our Board of Directors on behalf of each of these entities so long as Iron Horse owned greater than 20% of our voting stock. As the holdings of Iron Horse are now below that point, these agreements are no longer in effect.

Employment Agreements

      We have employment agreements with certain of our named executive officers as described in “Proposal No. 1 – Employment Agreements.”

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. Based on its records and other information, the Company believes that all Section 16(a) filing requirements applicable to its directors and executive officers for 2003 were timely met, other than an option exercise by each of Messrs. Doty and Howe which were not timely reported.

PROPOSAL NO. 2

APPROVAL OF THE AMENDED AND RESTATED PLAN

      The United Defense Stock Option Plan (the “Stock Plan”) is proposed to be amended and restated as described below. Approval of the amendment and restatement requires the affirmative vote of a majority of the votes cast by holders of the Common Stock present in person or by proxy at the Annual Meeting, each share being entitled to one vote.

      Abstentions from voting on the amendment shall have the effect of a vote against the amendment. Broker non-votes will not be considered present for purpose of calculating a majority and, therefore, will have no effect on the outcome of the vote. Pursuant to New York Stock Exchange Rules, a broker may not vote on the adoption of or a material amendment to an equity compensation plan without instruction from the beneficial owner of the shares held by such broker.

United Defense Stock Option Plan

      Effective as of July 1998, we adopted the Stock Plan, subsequently ratified by stockholders in March 1999, authorizing the grant of options to our executives, key employees, independent directors and advisors of our Company and of our affiliates. At the annual meeting in 2002, we amended the Stock Plan authorizing, among other things, the issuance of additional shares under the plan and the ability to grant restricted stock to eligible employees and non-employee directors.

General

      The Board of Directors has recommended stockholder approval of the amendment and restatement of the Stock Plan in the form of the Incentive Award Plan of United Defense Industries, Inc. (the “Amended and Restated Plan”) in order to (i) increase by 2,000,000 the number of shares available for grant under the Stock Plan, (ii) qualify the plan for awards which may satisfy the requirements of performance based compensation under Section 162(m) of the Code, and (iii) add the ability to make grants of other equity-based compensation. Currently, only employees and directors are eligible to receive grants of options and/or restricted stock under the Stock Plan. In addition to grants of options and restricted stock, the Amended and Restated Plan will provide the Company with the ability to award other equity-based incentive compensation, such as stock appreciation rights (“SARs”), dividend equivalent rights, performance awards, deferred stock, restricted stock units and stock payments (collectively, other “Awards”) to employees, directors and consultants.

      On March 2, 2004, the Board approved the Amended and Restated Plan. The principal purposes of the Amended and Restated Plan are to:

•	further the growth, development, and financial success of the Company and its affiliates by providing additional incentives employees and directors who have been or will be given responsibility for the management or administration of the Company’s or its affiliate’s business affairs, by either assisting such persons to become owners of the Company’s Common Stock or providing incentive compensation based on the performance of the Company’s Common Stock, thereby benefiting directly from the growth, development and financial success of the Company.

•	enable the Company and its affiliates to obtain and retain the services of the type of professional, technical, and managerial employees, directors, and non-employee advisors and consultants considered essential to the long-range success of the Company by providing and offering them either an opportunity to become owners of Common Stock or providing incentive compensation based on the performance of the Company’s Common Stock.

      Under the Amended and Restated Plan, not more than 9,375,000 shares of Common Stock are authorized for issuance upon exercise of options, SARs and other Awards, or upon vesting of other Awards. Dividend equivalent rights granted with respect to options and other Awards under the Amended and Restated Plan do not count toward this limit. Furthermore, the maximum number of shares which may be subject to options, SARs or other Awards granted under the Amended and Restated Plan to any individual in any fiscal year cannot exceed 500,000 (subject to adjustment as provided in the Amended and Restated Plan).

      As of February 13, 2004 a total of 3,443,669 shares were subject to outstanding stock options and restricted stock held by approximately 126 officers and employees under the Stock Plan, and only 1,237,889 shares remained available for the grant of new options or restricted stock. On February 13, 2004 the closing price of the Company’s Common Stock on the New York Stock Exchange was $31.08 per share.

      The Common Stock available under the Amended and Restated Plan upon exercise or grant of options, SARs and other Awards may either be previously authorized but unissued shares or treasury shares. The compensation committee and/or the full Board of Directors, as applicable, will make appropriate adjustments in the number and kind of securities subject to the Amended and Restated Plan and to outstanding Awards thereunder to reflect dividends or other distributions; a recapitalization, reclassification, stock split, reverse stock split, or reorganization, merger or consolidation of the Company; the split-up, spin-off, combination, repurchase, liquidation or dissolution of the Company; the sale, transfer, exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company; or any other similar corporate transaction or event (an “extraordinary corporate event”).

      If any portion of an option, SAR or other Award expires or is canceled without having been fully exercised, the shares which were subject to the unexercised portion of such option, SAR or other Award will continue to be available for issuance under the Amended and Restated Plan.

      The principal features of the Amended and Restated Plan are summarized below, but the summary is qualified in its entirety by reference to the Amended and Restated Plan itself. The Amended and Restated Plan is set forth in its entirety in Appendix B.

Administration

      Generally, the compensation committee of the Board or a subcommittee thereof (the “Committee”) will administer the Amended and Restated Plan. The Committee will consist solely of at least two members of the Board, each of whom is a “non-employee director” for purposes of Rule 16b-3 under the Exchange Act, an “independent director” for purposes of New York Stock Exchange corporate governance standards, and, with respect to options, restricted stock, SARs and other Awards which are intended to constitute performance-based compensation under Section 162(m) of the Code, an “outside director” for purposes of Section 162(m) of the Code. However, with respect to grants of options to non-employee directors and persons subject to Section 16 of the Exchange Act, the Board as a whole shall administer the Amended and Restated Plan. Subject to the terms and conditions of the Amended and Restated Plan, the Committee and/or the full Board of Directors, as appropriate, (the “Administrator”) has the authority to select the employees to whom Awards are to be made, to determine the number of shares to be subject thereto and the terms and conditions thereof, and to make all other determinations and to take all other actions necessary or advisable for the administration of the Amended and Restated Plan. The Committee is also authorized to adopt, amend and rescind rules relating to the administration of the Amended and Restated Plan.

Payment for Shares

      The exercise or purchase price for all options, SARs and other Awards that provide a right to acquire Common Stock, together with any applicable tax required to be withheld, must be paid in full in cash at the time of exercise or purchase or may, with the approval of the Committee, be paid in whole or in part in Common Stock owned by the recipient (or issuable upon exercise of the option) valued at its fair market value on the date of exercise. Options may also be exercised through delivery of other property which constitutes good and valuable consideration, through delivery of a recourse promissory note bearing interest payable to the Company, or through a broker assisted cash-less exercise procedure.

Amendment and Termination

      The Board of Directors may amend or terminate the Amended and Restated Plan at anytime. However, no amendment to the Amended and Restated Plan may be made without stockholder approval within 12 months before or after any action is taken by the Committee to (1) increase the number of shares issuable pursuant to Awards under the Amended and Restated Plan, (2) increase the maximum number of Awards that may be granted to any one individual, (3) materially modify the eligibility requirements of the Amended and Restated Plan or any Option granted under the Amended and Restated Plan, (4) reduce the minimum exercise price of any Option, (5) extend the term of the Amended and Restated Plan, or (6) amend the Amended and Restated Plan in any manner requiring stockholder approval as a matter of applicable law, regulation or rule. Amendments of the Amended and Restated Plan will not, without the consent of the participant, alter or impair any rights or obligations under any option, restricted stock, SAR or other Award previously awarded, unless the agreement governing such option, restricted stock, SAR or other Award itself otherwise expressly so provides. In addition, any “material revision” to the Amended and Restated Plan must be approved by the stockholders for purposes of the New York Stock Exchange corporate governance standards. No termination date is specified for the Amended and Restated Plan.

Eligibility

      Options, restricted stock, SARs and other Awards under the Amended and Restated Plan may be granted to individuals who are (i) employees of the Company or any of its affiliates, (ii) non-employee directors of the Company or any of its affiliates, and (iii) consultants and advisors to the Company and its affiliates, as selected by the Committee. However, options which are intended to qualify as ISOs (as defined below) may only be granted to employees.

Awards under the Amended and Restated Plan

      The Amended and Restated Plan provides for the grant of incentive stock options, nonqualified stock options, restricted stock, restricted stock units, stock appreciation rights, dividend equivalents, stock payments, deferred stock, performance-based awards and other stock based awards. No determination has been made as to the types or amounts of awards that will be granted to specific individuals pursuant to the Amended and Restated Plan. Each grant will be set forth in a separate agreement with the person receiving the grant and will indicate the type, terms and conditions of the grant. The exercise price of all options granted pursuant to the Amended and Restated Plan will not be less than 100% of the fair market value of our Common Stock on the date of grant. Additionally, options will not be exercisable for more than ten years from the date of grant. The following briefly describes the characteristics of each type of grant that may be made under the Amended and Restated Plan:

      Nonqualified Stock Options (“NQSOs”) will provide for the right to purchase Common Stock at a specified price, and usually will become exercisable (in the discretion of the Administrator) in one or more installments after the grant date. NQSOs may be granted for any term specified by the Administrator.

      Incentive Stock Options (“ISOs”) will be designed to comply with the provisions of the Code and will be subject to certain restrictions contained in the Code. Among such restrictions, ISOs must have an exercise price not less than the fair market value of a share of Common Stock on the date of grant, may only be granted to employees, must expire within a specified period of time following the optionee’s termination of employment, and must be exercised within ten years after the date of grant. In the case of an ISO granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all classes of stock of the Company, the Amended and Restated Plan provides that the exercise price must be at least 110% of the fair market value of a share of Common Stock on the date of grant and the ISO must expire no later than the fifth anniversary of the date of its grant. No ISOs may be granted under the Amended and Restated Plan after ten years from the date it was originally approved by the Company’s stockholders.

      A restricted stock award is the grant of shares of Common Stock at a price determined by the Administrator (including zero), that is nontransferable and may be subject to substantial risk of forfeiture until specific conditions are met. Conditions may be based on continuing employment or achieving performance goals. During the period of restriction, participants holding shares of restricted stock may have full voting and dividend rights with respect to such shares. The restrictions will lapse in accordance with a schedule or other conditions determined by the Administrator.

      A restricted stock unit is an award that is measured based on the value of a share of our stock at the date of grant, but does not actually result in the issuance of a share of our stock at grant. At vesting, or maturity of the restricted stock unit, the participant is entitled to receive either shares equal to the number of restricted stock units granted, or cash equal to the then fair market value of the number of shares subject to the restricted stock units. A holder of a restricted stock unit has no rights in the shares of Common Stock underlying such unit. The Administrator when granting the restricted stock units will determine the maturity of such Award and the amount if any that the participant will pay for such Award.

      Stock Appreciation Rights may be granted in connection with stock options or other Awards, or separately. SARs granted by the Administrator in connection with stock options or other Awards will provide for payments to the holder based upon increases in the price of the Company’s Common Stock over the exercise price of the related option or other Awards. Payment for SARs may be made in cash or shares of Common Stock. Except as required by Section 162(m) of the Code with respect to a SAR intended to qualify as performance-based compensation as described in Section 162(m) of the Code, there are no restrictions specified in the Amended and Restated Plan on the exercise of SARs or the amount of gain realizable therefrom, although restrictions may be imposed by the Administrator in the SAR agreements. The Administrator may elect to pay SARs in cash or in Common Stock or in a combination of both.

      Dividend Equivalents represent the value of the dividends per share paid by the Company, calculated with reference to the number of shares covered by the stock options, SARs or other Awards held by the participant.

      Performance Awards may be granted by the Administrator to participants based upon, among other things, the contributions, responsibilities and other compensation of the particular employee. Generally, these Awards will be based upon specific performance criteria and may be paid in cash or in Common Stock or in a combination of both.

      Stock Payments may be authorized by the Administrator in the form of shares of Common Stock or an option or other right to purchase Common Stock as part of a deferred compensation arrangement in lieu of all or any part of compensation, including bonuses, that would otherwise be payable in cash to the participant.

      Deferred Stock may be awarded to participants, typically without payment of consideration, but subject to vesting conditions based on performance criteria established by the Administrator. Like restricted stock, deferred stock may not be sold, or otherwise transferred or hypothecated, until vesting conditions are removed or expire. Unlike restricted stock, deferred stock will not be issued until the deferred stock Award has vested, and recipients of deferred stock generally will have no voting or dividend rights prior to the time when vesting conditions are satisfied.

      The Committee may designate employees as “Section 162(m) Participants,” whose compensation for a given fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code. The Committee may grant to Section 162(m) Participants restricted stock, deferred stock, SARs, dividend equivalents, performance awards and stock payments that vest or become exercisable upon the attainment of performance targets for the Company which are related to one or more of the following performance goals: (i) net income; (ii) pre-tax income; (iii) operating income; (iv) cash flow; (v) earnings per share; (vi) return on equity; (vii) return on invested capital or assets; (viii) cost reductions or savings; (ix) the market price of a share of the Company’s Common Stock; (x) funds from operations; (xi) operating profit; (xii) working capital; and (xiii) earnings before one of more of the following: interest, taxes, depreciation, or amortization. Each of the performance goals shall be determined in accordance with generally accepted accounting principles.

Amended and Restated Plan Benefits

      The benefits, amounts and values to be received by the named executive officers, individually and as a group, and by other employees of the Company under the Amended and Restated Plan are not determinable.

Miscellaneous Provisions

      The Administrator has discretion under the Amended and Restated Plan to provide that options and other rights to acquire Common Stock will expire at specified times following, or become exercisable in full upon, the occurrence of certain specified extraordinary corporate events; but in such event the Administrator may also give optionees and other grantees the right to exercise their outstanding options or rights in full during some period prior to such events, even though the options or other Awards have not yet become fully exercisable, and the Administrator may also provide that all restrictions imposed on some or all shares of restricted stock and/or deferred stock shall lapse, and some or all shares of restricted stock may cease to be subject to the Company’s right to repurchase after such event.

      Generally, no option, SAR or other Award granted under the Amended and Restated Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution, unless and until such rights or awards have been exercised, or the shares underlying such rights or awards have been issued, and all restrictions applicable to such shares have lapsed. NQSOs may be transferred by gift to or for the benefit of an immediate family member of a holder, with the consent of the Administrator. Other than NQSOs that have been so transferred, during the lifetime of the holder of any option or right, the option or right may be exercised only by the holder.

      As a condition to the issuance or delivery of stock or payment of other compensation pursuant to the exercise or lapse of restrictions of any option or other Award granted under the Amended and Restated Plan, the Company requires participants to discharge applicable withholding tax obligations. Shares held by or to be issued to a participant may also be used to discharge tax withholding obligations related to exercise of options or receipt of other Awards, subject to the discretion of the Administrator to disapprove such use.

      The Amended and Restated Plan must be approved by the stockholders within twelve months of the date of its adoption. Options, SARs and other Awards under the Amended and Restated Plan may be granted prior to such approval, provided that such options, SARs or other Awards may not vest or become exercisable prior to the stockholders’ approval of the Amended and Restated Plan, and that if such approval is not received within the twelve month period, all such options, SARs and other Awards shall become null and void.

Securities Laws

      The Amended and Restated Plan is intended to conform to the extent necessary with all provisions of the Securities Act of 1933, as amended, and the Exchange Act, and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. The Amended and Restated Plan will be administered, and options will be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Amended and Restated Plan and options granted thereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Certain Federal Income Tax Consequences

      The tax consequences of the Amended and Restated Plan under current federal law are summarized in the following discussion. This discussion is limited to the general tax principles applicable to the Amended and Restated Plan, and is intended for general information only. State and local income taxes are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The tax information summarized is not tax advice.

      Nonqualified Stock Options. For federal income tax purposes, an optionee generally will not recognize taxable income at the time an NQSO is granted under the Amended and Restated Plan. The optionee will recognize ordinary income, and the Company generally will be entitled to a deduction, upon the exercise of an NQSO. The amount of income recognized (and the amount generally deductible by the Company) generally will be equal to the excess, if any, of the fair market value of the shares at the time of exercise over the aggregate exercise price paid for the shares, regardless of whether the exercise price is paid in cash or in shares or other property. An optionee’s basis for the stock for purposes of determining his or her gain or loss upon a subsequent disposition of the shares generally will be the fair market value of the stock on the date of exercise of the NQSO, and any subsequent gain or loss will generally be taxable as capital gain or loss.

      Incentive Stock Options. An optionee generally will not recognize taxable income either at the time an ISO is granted or when it is exercised. However, the amount by which the fair market value of the shares at the time of exercise exceeds the exercise price will be an “item of tax preference” to the optionee for purposes of alternative minimum tax. Generally, upon the sale or other taxable disposition of the shares of Common

Stock acquired by the exercise of an ISO, the optionee will recognize taxable income. If stock acquired by the exercise of an ISO is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and the Company will not be entitled to any deduction. If these holding period requirements are not met and the stock is sold for a gain, then the difference between the option price and the fair market value of the stock on the date of exercise will be taxed as ordinary income and any gain over that will be eligible for long or short term capital gain treatment. If the holding period is not met and the shares are disposed of for less than the fair market value on the date of exercise, then the amount of ordinary income is limited to the excess, if any, of the amount realized over the exercise price paid. The Company generally will be entitled to a deduction in the amount of any ordinary income recognized by the optionee.

      Stock Appreciation Rights. No taxable income is generally recognized upon the receipt of a SAR, but upon exercise of the SAR, cash or the fair market value of the shares received generally will be taxable as ordinary income to the recipient in the year of such exercise. The Company generally will be entitled to a compensation deduction for the same amount which the recipient recognizes as ordinary income.

      Restricted Stock and Deferred Stock. A participant to whom restricted or deferred stock is issued generally will not recognize taxable income upon such issuance and the Company generally will not then be entitled to a deduction, unless, in the case of restricted stock, an election is made by the participant under Section 83(b) of the Code. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the participant generally will recognize ordinary income and the Company generally will be entitled to a deduction for an amount equal to the excess of the fair market value of the shares at the date such restrictions lapse over the purchase price therefore. Similarly, when deferred stock vests and is issued to a participant, the participant generally will recognize ordinary income and the Company generally will be entitled to a deduction for the amount equal to the fair market value of the shares at the date of issuance. If an election is made under Section 83(b) of the Code with respect to qualifying restricted stock, the participant generally will recognize ordinary income at the date of issuance equal to the excess, if any, of the fair market value of the shares at that date over the purchase price therefore and the Company will be entitled to a deduction for the same amount. The Code does not permit a Section 83(b) election to be made with respect to deferred stock.

      Restricted Stock Units. A restricted stock unit is not taxable to the recipient at the time of grant. The restricted stock unit is taxed at its maturity when either cash or shares of Common Stock are paid to the holder of the restricted stock unit. At that time the holder of the restricted stock unit will have ordinary income equal to the cash received or the fair market value of the Common Stock delivered. The Company generally will be entitled to a deduction with respect to the amount of ordinary income recognized by the holder of the restricted stock unit.

      Dividend Equivalents. A recipient of a dividend equivalent award generally will not recognize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. When a dividend equivalent is paid, the participant generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction.

      Performance Awards. A participant who has been granted a performance award generally will not recognize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. When an award is paid, whether in cash or Common Stock, the participant generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction.

      Stock Payments. A participant who receives a stock payment in lieu of a cash payment that would otherwise have been made will generally be taxed as if the cash payment has been received, and the Company generally will be entitled to a deduction for the same amount.

      Section 162(m) Limitation. In general, under Section 162(m), income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) for certain executive officers exceeds $1,000,000 (less the amount of any “excess parachute payments” as defined in Section 280G of the Code) in any one year. However, under Section 162(m), the deduction limit does not apply to certain “performance-based compensation” established by an independent compensation committee which is adequately disclosed to, and approved by, stockholders. In particular, stock options and SARs will satisfy the “performance-based compensation” exception if the awards are made by a qualifying compensation committee, the Amended and Restated Plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e., the option exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date). Performance or incentive awards granted under the Amended and Restated Plan may qualify as “qualified performance-based compensation” for purposes of Section 162(m) if such awards are granted or vest upon the preestablished objective performance goals described above.

      The Company has attempted to structure the Amended and Restated Plan in such a manner that the Committee can determine the terms and conditions of stock options, SARs and performance and incentive awards granted thereunder such that remuneration attributable to such awards will not be subject to the $1,000,000 limitation. The Company has not, however, requested a ruling from the IRS or an opinion of counsel regarding this issue. This discussion will neither bind the IRS nor preclude the IRS from taking a contrary position with respect to the Amended and Restated Plan.

Reasons for Adoption of the Amended and Restated Plan

      The Stock Plan currently provides that 7,375,000 shares of Common Stock are authorized for issuance. As of February 13, 2004 approximately 1,237,889 shares remained available for future awards under the Stock Plan. Also on that date, options and restricted stock were held by approximately 126 directors, officers and employees and covering approximately 3,443,699 shares were outstanding under the Stock Plan, of which 1,563,374 were vested and/or exercisable. The Board has determined that it is advisable to continue to provide stock-based incentive compensation to the Company’s non-employee directors, employees and consultants, thereby continuing to align the interests of such directors, employees and consultants with those of the stockholders, and that awards under the Amended and Restated Plan are an effective means of providing such compensation. In the current environment of evolving practice in the area of equity-based compensation, the Amended and Restated Plan will also give the Company the flexibility to offer a variety of types of compensation to remain competitive in recruiting and retaining qualified key personnel.

Required Vote for Approval and Recommendation of the Board of Directors

      Pursuant to requirements of New York Stock Exchange corporate governance standards and in order to preserve full deductibility of performance-based awards under the Amended and Restated Plan under Section 162(m) of the Code, and as required in order to grant Incentive Stock Options, the Company is requesting that its stockholders approve the Amended and Restated Plan. The affirmative vote of a majority of votes cast on the proposal to adopt the Amended and Restated Plan is required to approve the Proposal.

Recommendation of the Board of Directors:

      The Board of Directors recommends a vote “FOR” approval of the Amended and Restated Plan.

STOCKHOLDER PROPOSALS

      Stockholder proposals intended for inclusion in the Company’s Proxy Statement for the annual meeting of Stockholders in the year 2005 must be received by David V. Kolovat, Esq., Secretary, United Defense Industries, Inc., 1525 Wilson Boulevard, Suite 700, Arlington, Virginia 22209, no later than November 10, 2004.

      The Company’s Bylaws provide that stockholders desiring to nominate a director or bring any other business before the stockholders at an annual meeting must notify the Secretary of the Company thereof in writing during the period 120 to 90 days before the first anniversary of the date of the preceding year’s annual meeting (or, if the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder to be timely must be so delivered during the period 120 to 90 days before such annual meeting or 10 days following the day on which public announcement of the date of such meeting is first made by the Company). In the event that the number of directors to be elected is increased and there is no public announcement by the Company naming all of the nominees for director or specifying the size of the increased Board of Directors at least 100 days before the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by the Company’s Bylaws will be timely, but only with respect to the nominees for any new positions created by such increase, if such notice is delivered to the Secretary of the Company no later than 10 days following the day on which such public announcement is first made by the Company. These stockholder notices must set forth certain information specified in the Company’s Bylaws.

OTHER MATTERS

      The Board of Directors knows of no other business that will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the persons voting the proxies.

      It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to sign, date and promptly return the enclosed proxy card in the enclosed envelope.

      A copy of the Company’s 2003 Annual Report to Stockholders accompanies this Proxy Statement. The Company has filed an Annual Report for its fiscal year ended December 31, 2003, on Form 10-K with the SEC. Stockholders may obtain, free of charge, a copy of the Form 10-K by writing to United Defense Industries, Inc., Attn: Investor Relations, 1525 Wilson Boulevard, Suite 700, Arlington, Virginia 22209. Stockholders may also obtain a copy of the Form 10-K by accessing the Company’s website at uniteddefense.com.

By Order of the Board of Directors

David V. Kolovat, Esq., Secretary

March 10, 2004

Arlington, Virginia

Appendix A

AUDIT AND ETHICS COMMITTEE CHARTER

PURPOSE

      The purpose of the Audit and Ethics Committee (the “Committee”) is to provide assistance to the Board of Directors (the “Board”) of United Defense Industries, Inc. (the “Company”) in fulfilling the Board’s oversight responsibilities regarding the Company’s accounting and system of internal controls, the quality and integrity of the Company’s financial reports, the independence and performance of the Company’s outside auditor, and the operation of the Company’s ethics program. In so doing, the Committee should endeavor to maintain free and open means of communication between the members of the Committee other members of the Board, the outside auditor and the financial management of the Company.

      The Committee’s audit-related responsibility is to oversee the Company’s financial reporting process on behalf of the Board and report the results of their activities in this respect to the Board. Management of the Company has the responsibility for the Company’s financial statements as well as the Company’s financial reporting process, principles and internal controls. The outside auditor is responsible for performing an audit of the Company’s annual financial statements, expressing an opinion as to the conformity of such annual financial statements with generally accepted accounting principles, reviewing the Company’s quarterly financial statements and other procedures. It is recognized that the members of the Committee are not engaged in the accounting or auditing profession and, consequently, their level of expertise in matters involving auditing or accounting including in respect of auditor independence is more limited than that of the Company’s outside auditor. As such, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements fairly present the Company’s financial position and results of operation and are in accordance with generally accepted accounting principles and applicable laws and regulations. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons within the Company and of the professionals and experts (such as the outside auditor) from which it receives information, (ii) the accuracy of the financial and other information provided to the Committee by such persons, professionals or experts absent actual knowledge to the contrary and (iii) representations made by management or the outside auditor as to any non-audit services provided by the outside auditor to the Company.

      The Committee’s ethics-related responsibility is to oversee the Company’s ethics program and report the results of their activities in this respect to the Board. Management of the Company has the responsibility to provide for the expression, by employees regardless of rank or position description, of concerns regarding potentially unlawful or unethical business practices by the Company. The Committee shall oversee and assess the operation of the Company’s ethics program established by management, including the articulation and communication of standards of conduct, the maintenance of mechanisms for reporting concerns in a manner protective of concerns regarding retaliation, the selection of appropriate personnel to administer the ethics program, the mechanisms by which ethics issues raised by employees are addressed, and the implementation of corrective action under appropriate circumstances.

MEMBERSHIP

      The Committee shall consist of three members of the Board. The members shall be appointed by action of the Board and shall serve for one year terms, or until their successors shall be duly elected and qualified. Each Committee member shall be “financially literate” as determined by the Board in its business judgment and shall satisfy the “independence” requirements of the New York Stock Exchange and Securities Exchange Act of 1934 (the “Exchange Act”) Rule 10A-3(b)(1). No Committee member may simultaneously serve on the audit committee of more than two other public companies, unless the Board determines that such simultaneous service would not impair the ability of such member to effectively serve on the Committee and such determination is disclosed in the Company’s annual proxy statement. At least one member of the Committee shall have “accounting or related financial management expertise,” as determined by the Board in its business judgment. In addition, either at least one member of the Committee shall be an “audit committee financial expert” within the definition adopted by the SEC or the Company shall disclose in its periodic reports required pursuant to the Exchange Act the reasons why at least one member of the Committee is not an “audit committee financial expert.”

COMMITTEE ORGANIZATION AND PROCEDURES

1.	Unless a Chair is elected by the full Board, the members of the Committee shall appoint a Chair of the Committee by majority vote of the full Committee. The Chair (or in his or her absence, a member designated by the Chair) shall preside at all meetings of the Committee.

2.	The Committee shall have the authority to establish its own rules and procedures consistent with the bylaws of the Company for notice and conduct of its meetings, should the Committee, in its discretion, deem it desirable to do so.

3.	The Committee shall meet four times in each fiscal year, and more frequently as the Committee in its discretion deems desirable. The Committee shall meet separately, periodically, with management, with the internal auditor and with the independent auditor.

4.	The Committee may, in its discretion, include in its meetings members of the Company’s financial management, representatives of the outside auditor, the senior internal audit manager, and other financial personnel employed or retained by the Company. The Committee may meet with the outside auditor or the senior internal audit manager in separate executive sessions to discuss any matters that the Committee believes should be addressed privately, without management’s presence. The Committee may likewise meet privately with management, as it deems appropriate.

5.	The Committee may, in its discretion, utilize the services of the Company’s regular corporate legal counsel with respect to legal matters or, at its discretion, retain other legal counsel if it determines that such counsel is necessary or appropriate under the circumstances. The Committee may also retain any independent experts or advisors (accounting, financial or otherwise) that the Committee believes to be necessary or appropriate. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee.

6.	The Committee may, in its discretion, include in its meetings the director of the Company’s ethics program, subordinates of the ethics director, and such other members of the Company’s management as the Committee may deem appropriate. The Committee may meet with any of the Company’s ethics program personnel in a separate executive session to discuss any matters that the Committee believes should be addressed privately without management’s presence.

RESPONSIBILITIES

               Outside Auditor

7.	The Committee shall be directly responsible and have sole authority for the appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of any disagreements between Company management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company, and the independent auditor shall report directly to the Committee.

8.	Before the independent auditor is engaged to render audit or non-audit services to the Company or its subsidiaries, the Committee shall approve the engagement. Committee approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Committee regarding the Company’s engagement of the independent auditor, provided the policies and procedures are detailed as to the particular service, the Committee is informed of each service provided, and such policies and procedures do not include delegation of the Committee’s responsibilities under the Exchange Act to the Company’s management. The Committee may delegate to one or more designated members of the Committee the authority to grant pre-approvals, provided such approvals are presented to the Committee at a subsequent meeting. If the Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Committee must be informed of each non-audit service provided by the independent auditor. Committee pre-approval of non-audit services (other than review and attest services) also will not be required if such services fall within available exceptions established by the Securities and Exchange Commission (the “SEC”).

9.	The Committee shall, at least annually, review the independence and quality control procedures of the independent auditor and the experience and qualifications of the independent auditor’s senior personnel that are providing audit services to the Company.

        In conducting its review:

(i) The Committee shall obtain and review a report prepared by the independent auditor describing (a) the auditing firm’s internal quality-control procedures and (b) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues.

(ii) The Committee shall discuss with the independent auditor its independence from the Company, and obtain and review a written statement prepared by the independent auditor describing all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard 1, and consider the impact that any relationships or services may have on the objectivity and independence of the independent auditor.

(iii) The Committee shall confirm with the independent auditor that the independent auditor is in compliance with the partner rotation requirements established by the SEC.

(iv) The Committee shall consider whether the Company should adopt a rotation of the annual audit among independent auditing firms.

(v) The Committee shall, if applicable, consider whether the independent auditor’s provision of any permitted information technology services or other non-audit services to the Company is compatible with maintaining the independence of the independent auditor.

                    Annual Audit

10.	The Committee shall meet with the outside auditor and management of the Company in connection with each annual audit to discuss the scope of the audit and the procedures to be followed.

11.	The Committee shall meet with the outside auditor and management prior to the public release of the financial results of operations for the year under audit and discuss with the outside auditor any matters within the scope of the pending audit that have not yet been completed.

12.	The Committee shall review and discuss with management and the independent auditor: (A) major issues regarding accounting principles and financial statement presentation, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; (B) any analyses prepared by management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including analyses of the effects of alternative GAAP methods on the Company’s financial statements; and (C) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company’s financial statements.

13.	The Committee shall review and discuss the audited financial statements with the management of the Company.

14.	The Committee shall discuss with the outside auditor the matters required to be discussed by Statement on Auditing Standards No. 61 as then in effect including, among others, (i) the methods used to account for any significant unusual transactions reflected in the audited financial statements; (ii) the effect of significant accounting policies in any controversial or emerging areas for which there is a lack of authoritative guidance or a consensus to be followed by the outside auditor; (iii) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates; and (iv) any disagreements with management over the application of accounting principles, the basis for management’s accounting estimates or the disclosures in the financial statements.

15.	The Committee shall, based on the review and discussions in paragraphs 13 and 14 above, and based on the disclosures received from the outside auditor regarding its independence and discussions with the auditor regarding such independence in paragraph 9 above, recommend to the Board whether the audited financial statements should be included in the Company’s Annual Report on Form 10-K for the fiscal year subject to the audit.

                    Quarterly Review

16.	The outside auditor is required to review the interim financial statements to be included in any Form 10-Q Report by the Company using professional standards and procedures for conducting such reviews, as established by generally accepted auditing standards as modified or supplemented by the Securities and Exchange Commission, prior to the filing of such Form 10-Q. The Committee shall discuss with management and the outside auditor in person, at a meeting, or by conference telephone call, the results of the quarterly review including such matters as significant adjustments, management judgments, accounting estimates, significant new accounting policies and disagreements with management. The Chair may represent the entire Committee for purposes of this discussion.

                    Internal Controls

17.	The Committee shall discuss with the outside auditor and the senior internal audit manager, at least annually, the adequacy and effectiveness of the accounting and financial controls of the Company, and consider any recommendations for improvement of such internal control procedures.

18.	The Committee shall discuss with the outside auditor and with management any management letter provided by the outside auditor and any other significant matters brought to the attention of the Committee by the outside auditor as a result of its annual audit. The Committee should allow management adequate time to consider any such matters raised by the outside auditor.

                    Internal Audit

19.	The Committee shall discuss at least annually with the senior internal audit manager the activities and organizational structure of the Company’s internal audit function and the qualifications of the primary personnel performing such function.

20.	Management shall furnish to the Committee a copy of each audit report prepared by the senior internal audit manager of the Company.

21.	The Committee shall, at its discretion, meet with the senior internal audit manager to discuss any reports prepared by him or her or any other matters brought to the attention of the Committee by the senior internal auditor manager.

22.	The senior internal audit manager shall be granted unfettered access to the Committee.

                    Other Responsibilities

23.	The Committee shall review and reassess the Committee’s charter at least annually and submit any recommended changes to the Board for its consideration.

24.	The Committee shall provide the report for inclusion in the Company’s Annual Proxy Statement required by Item 306 of Regulation S-K of the Securities and Exchange Commission.

25.	The Committee shall discuss with management the Company’s policies with respect to risk assessment and risk management. The Committee shall discuss with management the Company’s significant financial risk exposures and the actions management has taken to limit, monitor or control such exposures.

26.	The Committee shall set clear hiring policies for employees or former employees of the Company’s independent auditor.

27.	The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters. The Committee shall also establish procedures for the confidential and anonymous submission by employees regarding questionable accounting or auditing matters.

28.	The Committee shall at least annually perform an evaluation of the performance of the Committee and its members, including a review of the Committee’s compliance with this Charter.

29.	The Committee, through its Chair, shall report periodically, as deemed necessary or desirable by the Committee, but at least annually, to the full Board regarding any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditor, the performance of the Company’s internal audit function or any other matter the Committee determines is necessary or advisable to report to the Board.

Appendix B

INCENTIVE AWARD PLAN

OF
UNITED DEFENSE INDUSTRIES, INC.

      United Defense Industries, Inc., a Delaware corporation, adopted the United Defense Stock Option Plan (the “Option Plan”) effective July 25, 1998. The following constitutes an amendment, restatement and continuation of the Option Plan, effective March 2, 2004, in the form of this Incentive Award Plan for the benefit of eligible employees, consultants and directors.

      The purposes of the Plan are as follows:

      (1)     To further the growth, development, and financial success of the Company and its Affiliates (as defined herein) by providing additional incentives to (i) employees and directors of the Company and employees of its Affiliates who have been or will be given responsibility for the management or administration of the Company’s (and/or one of more Affiliates’) business affairs, and (ii) non-employee advisors and consultants who provide valuable services to the Company and/or its Affiliates, in each case by either assisting such persons to become owners of Common Stock or providing incentive compensation based on the performance of the Company’s Common Stock, thereby benefiting directly from the growth, development and financial success of the Company.

      (2)     To enable the Company and its Affiliates to obtain and retain the services of the type of professional, technical, and managerial employees, directors, and non-employee advisors and consultants considered essential to the long-range success of the Company by providing and offering them either an opportunity to become owners of Common Stock or providing incentive compensation based on the performance of the Company’s Common Stock.

ARTICLE I.

DEFINITIONS

      Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

      1.1.     “Administrator” shall mean the entity that conducts the general administration of the Plan as provided in Section 10.1.

      1.2.     “Affiliate” shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person where “control” shall have the meaning given such term under Rule 405 of the Securities Act.

      1.3.     “Award” shall mean an Option, a Restricted Stock award, a Performance Award, a Dividend Equivalents award, a Deferred Stock award, a Stock Payment award, a Stock Appreciation Right, or a Restricted Stock Unit award which may be awarded or granted under the Plan (collectively, “Awards”).

      1.4.     “Award Agreement” shall mean a written agreement executed by an authorized officer of the Company and the Holder which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

      1.5.     “Award Limit” shall mean 500,000 shares of Common Stock per fiscal year of the Company, as adjusted pursuant to Section 11.3; provided, however, that solely with respect to cash payments of Performance Awards granted pursuant to Section 8.2(b) and Dividend Equivalents granted pursuant to Section 8.3, Award Limit shall mean $2,000,000 per fiscal year of the Company.

      1.6.     “Board” shall mean the Board of Directors of the Company.

      1.7.     “Code” shall mean the Internal Revenue Code of 1986, as amended.

      1.8.     “Committee” shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 10.1.

      1.9.     “Common Stock” shall mean the common stock of the Company, par value $0.01 per share.

      1.10.     “Company” shall mean United Defense Industries, Inc., a Delaware corporation.

      1.11.     “Consultant” shall mean any consultant or adviser if (i) the consultant or adviser renders bona fide services to the Company; (ii) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (iii) the consultant or adviser is a natural person who has contracted directly with the Company to render such services.

      1.12.     “Deferred Stock” shall mean Common Stock awarded under Article VIII of the Plan.

      1.13.     “Director” shall mean a member of the Board.

      1.14.     “Disability” shall have the meaning set forth in Section 22(e)(3) of the Code.

      1.15.     “Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock, awarded under Article VIII of the Plan.

      1.16.     “DRO” shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

      1.17.     “Employee” shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any Subsidiary.

      1.18.     “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

      1.19.     “Fair Market Value” of a share of Common Stock as of a given date shall be (a) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any, on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (b) if Common Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, (i) the last sales prices (if the Common Stock is listed as a National Market Issue) or (ii) the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by Nasdaq or such successor quotation system, or (c) if Common Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Administrator acting in good faith.

      1.20.     “Holder” shall mean a person who has been granted or awarded an Award.

      1.21.     “Incentive Stock Option” shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

      1.22.     “Independent Director” shall mean a member of the Board who is not an Employee of the Company.

      1.23.     “Non-Qualified Stock Option” shall mean an Option which is not designated as an Incentive Stock Option by the Administrator.

      1.24.     “Option” shall mean a stock option granted under Article IV of the Plan. An Option granted under the Plan shall, as determined by the Administrator, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Independent Directors and Consultants shall be Non-Qualified Stock Options.

      1.25.     “Performance Award” shall mean a cash bonus, stock bonus or other performance or incentive award that is paid in cash, Common Stock or a combination of both, awarded under Article VIII of the Plan.

      1.26.     “Performance Criteria” shall mean the following business criteria with respect to the Company, any Subsidiary or any division or operating unit thereof: (a) net income, (b) pre-tax income, (c) operating income, (d) cash flow, (e) earnings per share, (f) return on equity, (g) return on invested capital or assets, (h) cost reductions or savings, (i) funds from operations, (j) appreciation in the Fair Market Value of a share of Common Stock, (k) operating profit, (l) working capital and (m) earnings before any one or more of the following items: interest, taxes, depreciation or amortization; provided that each of the business criteria described in subsections (a) through (m) shall be determined in accordance with generally accepted accounting principles (“GAAP”). For each fiscal year of the Company, the Committee may provide for objectively determinable adjustments, as determined in accordance with GAAP, to any of the business criteria described in subsections (a) through (m) for one or more of the items of gain, loss, profit or expense: (i) determined to be extraordinary or unusual in nature or infrequent in occurrence, (ii) related to the disposal of a segment of a business, (iii) related to a change in accounting principles under GAAP, (iv) related to discontinued operations that do not qualify as a segment of a business under GAAP, and (v) attributable to the business operations of any entity acquired by the Company during the fiscal year.

      1.27.     “Person” shall mean an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

      1.28.     “Plan” shall mean the Incentive Award Plan of United Defense Industries, Inc., as the continuation of the United Defense Stock Option Plan.

      1.29.     “Restricted Stock” shall mean Common Stock awarded under Article VII of the Plan.

      1.30.     “Restricted Stock Unit” shall mean an Award granted pursuant to Section 8.6 of the Plan.

      1.31.     “Rule 16b-3” shall mean Rule 16b-3 promulgated under the Exchange Act, as such Rule may be amended from time to time.

      1.32.     “Section 162(m) Participant” shall mean any key Employee designated by the Administrator as a key Employee whose compensation for the fiscal year in which the key Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

      1.33.     “Securities Act” shall mean the Securities Act of 1933, as amended.

      1.34.     “Stock Appreciation Right” shall mean a stock appreciation right granted under Article IX of the Plan.

      1.35.     “Stock Payment” shall mean (a) a payment in the form of shares of Common Stock, or (b) an option or other right to purchase shares of Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses and commissions, that would otherwise become payable to a key Employee or Consultant in cash, awarded under Article VIII of the Plan.

      1.36.     “Subsidiary” shall mean (i) with respect to Incentive Stock Options, any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain and (ii) with respect to all other Awards, any entity in which the Company owns an equity interest, either directly or indirectly through one or more entities, which constitutes fifty percent (50%) or more of either the voting securities or the value of such entity.

      1.37.     “Substitute Award” shall mean an Option granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option.

      1.38.     “Termination of Consultancy” shall mean the time when the engagement of a Holder as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement, but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a Consultant’s service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

      1.39.     “Termination of Directorship” shall mean the time when a Holder who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

      1.40.     “Termination of Employment” shall mean the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (a) terminations where there is a simultaneous reemployment or continuing employment of a Holder by the Company or any Subsidiary, (b) at the discretion of the Administrator, terminations which result in a temporary severance of the employee-employer relationship, and (c) at the discretion of the Administrator, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, with respect to Incentive Stock Options, unless otherwise determined by the Administrator in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.

ARTICLE II.

SHARES SUBJECT TO PLAN

      2.1.     Shares Subject to Plan.

(a) The shares of stock subject to Awards shall be Common Stock. Subject to adjustment as provided in Section 11.3, the aggregate number of such shares which may be issued with respect to Awards granted under the Plan shall not exceed 9,375,000. The payment of Dividend Equivalents in conjunction with any outstanding Awards shall not be counted against the shares available for issuance under the Plan.

(b) The shares of Common Stock issuable with respect to such Awards may be either previously authorized but unissued shares or treasury shares. In the event that Substitute Awards are granted under the Plan, the aggregate number of shares of Common Stock available under the Plan for Substitute Awards other than substitute Incentive Stock Options shall be increased by the number of shares of Common Stock which may be granted or issued with respect to such Substitute Awards. In no event shall the maximum number of shares of Common Stock which may be issued under this Plan with respect to Incentive Stock Options be increased pursuant to the preceding sentence.

(c) The maximum number of shares which may be subject to Awards granted under the Plan to any individual in any calendar year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Award Limit.

      2.2.     Add-back of Options and Other Rights.     If any Award under the Plan expires, terminates or lapses for any reason other than exercise or settlement of such Award for shares of Common Stock, the number of shares subject to such Award shall again be available for grant of an Award pursuant to the Plan, subject to the limitations of Section 2.1. Furthermore, any shares subject to Awards which are adjusted pursuant to Section 11.3 and become exercisable with respect to shares of stock of another corporation shall be considered cancelled and may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1.

ARTICLE III.

GRANTING OF AWARDS

      3.1.     Award Agreement. Each Award shall be evidenced by an Award Agreement. Award Agreements evidencing Awards intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

      3.2.     Provisions Applicable to Section 162(m) Participants.

(a) The Committee, in its discretion, may determine whether an Award is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code.

(b) Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award to a Section 162(m) Participant, including Restricted Stock the restrictions with respect to which lapse upon the attainment of performance goals which are related to one or more of the Performance Criteria and any performance or incentive award described in Article VIII that vests or becomes exercisable or payable upon the attainment of performance goals which are related to one or more of the Performance Criteria.

(c) To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles VII and VIII which may be granted to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the Performance Criteria applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various performance targets, in terms of an objective formula or standard, and amounts of such Awards, as applicable, which may be earned for such fiscal year or other designated fiscal period or period of service, and (iv) specify the relationship between Performance Criteria and the performance targets and the amounts of such Awards, as applicable, to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. In determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

(d) Furthermore, notwithstanding any other provision of the Plan or any Award which is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

      3.3.     Limitations Applicable to Section 16 Persons.     Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

      3.4.     Consideration.     In consideration of the granting of an Award under the Plan, the Holder shall agree, in the Award Agreement, to remain in the employ of (or to consult for or to serve as a Director of, as applicable) the Company or any Subsidiary for a period of at least one year (or such shorter period as may be fixed in the Award Agreement or by action of the Administrator following grant of the Award) after the Award is granted (or, in the case of an Independent Director, until the next annual meeting of stockholders of the Company).

      3.5.     At-Will Employment.     Nothing in the Plan or in any Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Consultant for, the Company or any Subsidiary, or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written employment agreement between the Holder and the Company and any Subsidiary.

ARTICLE IV.

GRANTING OF OPTIONS TO EMPLOYEES,
CONSULTANTS AND INDEPENDENT DIRECTORS

      4.1.     Eligibility.     Any Employee, Consultant or Independent Director selected by the Administrator pursuant to Section 4.4(a)(i) shall be eligible to be granted Options at the times and in the manner set forth in this Article IV.

      4.2.     Disqualification for Stock Ownership.     No person may be granted an Incentive Stock Option under the Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 424(e) of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

      4.3.     Qualification of Incentive Stock Options.     No Incentive Stock Option shall be granted to any person who is not an Employee.

      4.4.     Granting of Options.

(a) The Administrator shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

(i) Determine which Employees, Consultants and Independent Directors (including individuals who have previously received Awards under the Plan) as in its opinion should be granted Options;

(ii) Subject to the Award Limit, determine the number of shares to be subject to such Options;

(iii) Subject to Section 4.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

(iv) Determine the terms and conditions of such Options, consistent with the Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

(b) Upon the selection of an Employee, Consultant or Independent Director to be granted an Option, the Administrator shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate.

(c) Any Incentive Stock Option granted under the Plan may be modified by the Administrator, with the consent of the Holder, to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code.

      4.5.     Options in Lieu of Cash Compensation.     Options may be granted under the Plan to Employees and Consultants in lieu of cash bonuses which would otherwise be payable to such Employees and Consultants and to Independent Directors in lieu of directors’ fees which would otherwise be payable to such Independent Directors, pursuant to such policies which may be adopted by the Administrator from time to time.

ARTICLE V.

TERMS OF OPTIONS

      5.1.     Option Price.     The price per share of the shares subject to each Option granted shall be no less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted; provided, however, that in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 424(e) of the Code), such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).

      5.2.     Option Term.     No Option may be exercised to any extent by the Holder after the first to occur of the following events:

(a) The expiration of ten years from the date the Option was granted; or

(b) With respect to an Incentive Stock Option in the case of an Holder owning (within the meaning of Section 424(d) of the Code), at the time the Incentive Stock Option was granted, more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary, the expiration of five years from the date the Incentive Stock Option was granted.

      5.3.     Option Vesting.

(a) The period during which the right to exercise, in whole or in part, an Option vests in the Holder shall be set by the Administrator and the Administrator may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. At any time after grant of an Option, the Administrator may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option granted vests.

(b) No portion of an Option which is unexercisable at Termination of Employment, Termination of Consultancy or Termination of Directorship, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the Award Agreement or by action of the Administrator following the grant of the Option.

(c) To the extent that the aggregate Fair Market Value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year (under the Plan and all other incentive stock option plans of the Company or Subsidiary) of the Company, exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 5.3(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

      5.4.     Substitute Awards.     Notwithstanding the foregoing provisions of this Article V to the contrary, in the case of an Option that is a Substitute Award, the price per share of the shares subject to such Option may be less than the Fair Market Value per share on the date of grant, provided, that the excess of:

(a) The aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award; over

(b) The aggregate exercise price thereof does not exceed the excess of:

(c) The aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company; over

(d) The aggregate exercise price of such shares.

ARTICLE VI.

EXERCISE OF OPTIONS

      6.1.     Partial Exercise.     An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

      6.2.     Manner of Exercise.     All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his designee:

(a) A written notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

(b) Such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

(c) In the event that the Option shall be exercised pursuant to Section 11.1 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option; and

(d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Administrator may, in its discretion, (i) allow payment, in whole or in part, through the delivery of shares of Common Stock which have been owned by the Holder for at least six months, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (ii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (iv) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Administrator; (v) allow payment through a broker assisted cash-less exercise procedure; or (vi) allow payment through any combination of the consideration provided in the foregoing subparagraphs (i), (ii), (iii), (iv) and (v). In the case of a promissory note, the Administrator may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law, and payment in the manner prescribed by the preceding sentences shall not be permitted to the extent that the Administrator determines that payment in such manner may result in an extension or maintenance of credit, an arrangement for the extension of credit, or a renewal of an extension of credit in the form of a personal loan to or for any Director or executive officer of the Company that is prohibited by Section 13(k) of the Exchange Act or other applicable law.

      6.3.     Conditions to Issuance of Stock Certificates.     The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

(a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

(b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

(c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

(d) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

(e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which in the discretion of the Administrator may be in the form of consideration used by the Holder to pay for such shares under Section 6.2(d).

      6.4.     Rights as Stockholders.     Holders shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such Holders.

      6.5.     Exercise, Ownership and Transfer Restrictions.     The Administrator, in its absolute discretion, may impose such restrictions on the exercise of an Option and the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Award Agreement and may be referred to on the certificates evidencing such shares. The Holder shall give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder, or (b) one year after the transfer of such shares to such Holder.

      6.6.     Additional Limitations on Exercise of Options.     Holders may be required to comply with any timing or other restrictions with respect to the settlement or exercise of an Option, including a window-period limitation, as may be imposed in the discretion of the Administrator.

ARTICLE VII.

AWARD OF RESTRICTED STOCK

      7.1.     Eligibility.

      Subject to the Award Limit, Restricted Stock may be awarded to any Employee, Consultant or Independent Director who the Administrator determines should receive such an Award.

      7.2.     Award of Restricted Stock.

(a) The Administrator may from time to time, in its absolute discretion:

(i) Determine which Employees, Consultants or Independent Directors (including individuals who have previously received Awards under the Plan) as in its opinion should be awarded Restricted Stock; and

(ii) Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with the Plan.

(b) The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

(c) Upon the selection of an Employee, Consultant or Independent Director to be awarded Restricted Stock, the Administrator shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

      7.3.     Rights as Stockholders.     Subject to Section 7.4, upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 7.6, the Holder shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said shares, subject to the restrictions in his or her Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Administrator, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 7.4.

      7.4.     Restriction.     All shares of Restricted Stock issued under the Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions as the Administrator shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; provided, however, that, unless the Administrator otherwise provides in the terms of the Award Agreement or otherwise, no share of Restricted Stock granted to a person subject to Section 16 of the Exchange Act shall be sold, assigned or otherwise transferred until at least six months and one day have elapsed from the date on which the Restricted Stock was issued, and provided, further, that, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, by action taken after the Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. If no consideration was paid by the Holder upon issuance, a Holder’s rights in unvested Restricted Stock shall lapse, and such Restricted Stock shall be surrendered to the Company without consideration, upon Termination of Employment, Termination of Consultancy or Termination of Directorship, as applicable.

      7.5.     Repurchase of Restricted Stock.     If consideration was paid by the Holder upon issuance, then the Company shall have the right to repurchase from the Holder the Restricted Stock then subject to restrictions under the Award Agreement immediately upon a Termination of Employment, Termination of Consultancy or Termination of Directorship, at a cash price per share equal to the price paid by the Holder for such Restricted Stock.

      7.6.     Escrow.     The Secretary of the Company or such other escrow holder as the Administrator may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Award Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

      7.7.     Legend.     In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Administrator shall cause a legend or legends to be placed on certificates representing all shares of

Restricted Stock that are still subject to restrictions under Award Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

      7.8.     Section 83(b) Election.     If a Holder makes an election under Section 83(b) of the Code, or any successor section thereto, to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service.

ARTICLE VIII.

PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS,
DEFERRED STOCK, STOCK PAYMENTS

      8.1.     Eligibility.     Subject to the Award Limit, one or more Performance Awards, Dividend Equivalents, awards of Deferred Stock and/or Stock Payments may be granted to any Employee, Consultant or Independent Director whom the Administrator determines should receive such an Award.

      8.2.     Performance Awards.

(a) Any Employee, Consultant or Independent Director selected by the Administrator may be granted one or more Performance Awards. The value of such Performance Awards may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. In making such determinations, the Administrator shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Employee, Consultant or Independent Director.

(b) Without limiting Section 8.2(a), the Committee may grant Performance Awards to any 162(m) Participant in the form of a cash bonus payable upon the attainment of objective performance goals which are established by the Committee and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Committee. Any such bonuses paid to 162(m) Participants shall be based upon objectively determinable bonus formulas established in accordance with the provisions of Section 3.2. The maximum amount of any Performance Award payable to a 162(m) Participant under this Section 8.2(b) shall not exceed the Award Limit.[1] Unless otherwise specified by the Committee at the time of grant, the Performance Criteria with respect to a Performance Award payable to a 162(m) Participant shall be determined on the basis of generally accepted accounting principles.

      8.3.     Dividend Equivalents.

(a) Any Employee, Consultant or Independent Director selected by the Administrator may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date a Stock Appreciation Right, Deferred Stock or Performance Award is granted, and the date such Stock Appreciation Right, Deferred Stock or Performance Award is exercised, vests or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Administrator.

(b) Any Holder of an Option as selected by the Committee may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date an Option is granted, and the date such Option is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Administrator.

1 The Company, in its sole discretion, may chose the period by which the Award Limit is measured.

(c) The maximum amount of Dividend Equivalents intended to be qualified performed based compensation for purposes of Section 162(m) of the Code shall not exceed the Award Limit.

      8.4.     Stock Payments.     Any Employee, Consultant or Independent Director selected by the Administrator may receive Stock Payments in the manner determined from time to time by the Administrator. The number of shares shall be determined by the Administrator and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Administrator, determined on the date such Stock Payment is made or on any date thereafter.

      8.5.     Deferred Stock.     Any Employee, Consultant or Independent Director selected by the Administrator may be granted an award of Deferred Stock in the manner determined from time to time by the Administrator. The number of shares of Deferred Stock shall be determined by the Administrator and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. Common Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Administrator. Unless otherwise provided by the Administrator, a Holder of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Award has vested and the Common Stock underlying the Award has been issued.

      8.6.     Restricted Stock Units.     Any Employee, Consultant or Independent Director selected by the Administrator may be granted Awards of Restricted Stock Units in such amounts and subject to such terms and conditions as determined by the Administrator. At the time of grant, the Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. At the time of grant, the Administrator shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the grantee. On the maturity date, the Company shall transfer to the Participant one unrestricted, fully transferable share of Common Stock for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited. The Administrator shall specify the purchase price, if any, to be paid by the grantee to the Company for such shares of Common Stock.

      8.7.     Term.     The term of a Performance Award, Dividend Equivalent, award of Deferred Stock, Restricted Stock Unit and/or Stock Payment shall be set by the Administrator in its discretion.

      8.8.     Exercise or Purchase Price.     The Administrator may establish the exercise or purchase price of a Performance Award, shares of Deferred Stock, Restricted Stock Units or shares received as a Stock Payment; provided, however, that such price shall not be less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law.

      8.9.     Exercise Upon Termination of Employment, Termination of Consultancy or Termination of Directorship.     A Performance Award, Dividend Equivalent, award of Deferred Stock, Restricted Stock Unit and/or Stock Payment is exercisable or payable only while the Holder is an Employee, Consultant or Independent Director, as applicable; provided, however, that the Administrator in its sole and absolute discretion may provide that the Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment may be exercised or paid subsequent to a Termination of Employment following a Corporate Transaction.

      8.10.     Form of Payment.     Payment of the amount determined under Section 8.2, 8.3, or 8.6 above shall be in cash, in Common Stock or a combination of both, as determined by the Administrator. To the extent any payment under this Article VIII is effected in Common Stock, it shall be made subject to satisfaction of all provisions of Section 6.3.

ARTICLE IX.

STOCK APPRECIATION RIGHTS

      9.1.     Grant of Stock Appreciation Rights.     A Stock Appreciation Right may be granted to any Employee, Consultant or Independent Director selected by the Administrator. A Stock Appreciation Right may be granted (a) in connection and simultaneously with the grant of an Option, (b) with respect to a previously granted Option, or (c) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Administrator shall impose and shall be evidenced by an Award Agreement.

      9.2.     Coupled Stock Appreciation Rights.

(a) A Coupled Stock Appreciation Right (“CSAR”) shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

(b) A CSAR may be granted to the Holder for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

(c) A CSAR shall entitle the Holder (or other person entitled to exercise the Option pursuant to the Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR by the number of shares of Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Committee may impose.

      9.3.     Independent Stock Appreciation Rights.

(a) An Independent Stock Appreciation Right (“ISAR”) shall be unrelated to any Option and shall have a term set by the Administrator. An ISAR shall be exercisable in such installments as the Administrator may determine. An ISAR shall cover such number of shares of Common Stock as the Administrator may determine; provided, however, that unless the Administrator otherwise provides in the terms of the ISAR or otherwise, no ISAR granted to a person subject to Section 16 of the Exchange Act shall be exercisable until at least six months have elapsed from (but excluding) the date on which the Option was granted. The exercise price per share of Common Stock subject to each ISAR shall be set by the Administrator. An ISAR is exercisable only while the Holder is an Employee, Director or Consultant; provided, that the Committee may determine that the ISAR may be exercised subsequent to Termination of Employment, Termination of Consultancy or Termination of Directorship without cause, or following a change in control of the Company, or because of the Holder’s retirement, death or disability, or otherwise.

(b) An ISAR shall entitle the Holder (or other person entitled to exercise the ISAR pursuant to the Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR by the number of shares of Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Administrator may impose.

      9.4.     Payment and Limitations on Exercise.

(a) Payment of the amounts determined under Section 9.2(c) and 9.3(b) above shall be in cash, in Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee. To the extent such payment is effected in Common Stock it shall be made subject to satisfaction of all provisions of Section 6.3 above pertaining to Options.

(b) Holders of Stock Appreciation Rights may be required to comply with any timing or other restrictions with respect to the settlement or exercise of a Stock Appreciation Right, including a window-period limitation, as may be imposed in the discretion of the Administrator.

ARTICLE X.

ADMINISTRATION

      10.1.     Administrator.     The Administrator of the Plan shall be the Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) and shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a “non-employee director” as defined by Rule 16b-3 and an “outside director” for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Independent Directors and with respect to any individual subject to Section 16 of the Exchange Act.

      10.2.     Duties and Powers of Administrator.     It shall be the duty of the Administrator to conduct the general administration of the Plan in accordance with its provisions. The Administrator shall have the power to interpret the Plan and the Award Agreements, and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith, to interpret, amend or revoke any such rules. Interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. The Administrator shall also have the power to amend any Award Agreement provided that the rights or obligations of the Holder of the Award that is the subject of any such Award Agreement are not affected adversely; provided, however, that without the approval of the stockholders of the Company, neither the Committee nor the Board shall authorize the amendment of any outstanding Option or SAR to reduce its exercise price. Notwithstanding anything contained herein, no Option or Stock Appreciation Right shall be canceled and replaced with the grant of an Option or Stock Appreciation Right having a lower exercise price without the approval of the stockholders of the Company. Grants or awards under the Plan need not be the same with respect to each Holder.

      10.3.     Majority Rule; Unanimous Written Consent.     The Administrator shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Administrator.

      10.4.     Compensation; Professional Assistance; Good Faith Actions.     Members of the Committee shall receive such compensation, if any, for their services as members as may be determined by the Board. All expenses and liabilities which members of the Administrator incur in connection with the administration of the Plan shall be borne by the Company. The Administrator may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Administrator, the Company and the Company’s officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Administrator or the Board in good faith shall be final and binding upon all Holders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

      10.5.     Delegation of Authority to Grant Awards.     The Administrator may, but need not, delegate from time to time some or all of its authority to grant Awards under the Plan to a committee consisting of one or more members of the Committee or of one or more officers of the Company; provided, however, that the

Administrator may not delegate its authority to grant Awards to individuals (a) who are subject on the date of the grant to the reporting rules under Section 16(a) of the Exchange Act, (b) who are Section 162(m) Participants, or (c) who are officers of the Company who are delegated authority by the Administrator hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Administrator specifies at the time of such delegation of authority and may be rescinded at any time by the Administrator. At all times, any committee appointed under this Section 10.5 shall serve in such capacity at the pleasure of the Administrator.

ARTICLE XI.

MISCELLANEOUS PROVISIONS

      11.1.     Transferability of Awards.

(a) Except as otherwise provided in Section 11.1(b):

(i) No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed;

(ii) No Option, Restricted Stock award, Restricted Stock Unit, Deferred Stock award, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding clause (i); and

(iii) During the lifetime of any Holder, only he may exercise Award (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a DRO; after the death of the Holder, any exercisable portion of an Option or other Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Holder’s will or under the then applicable laws of descent and distribution.

(b) Notwithstanding Section 11.1(a), the Administrator, in its sole discretion, may determine to permit a Holder to transfer a Non-Qualified Stock Option to any one or more Permitted Transferees (as defined below), subject to the following terms and conditions: (i) a Non-Qualified Stock Option transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution; (ii) any Non-Qualified Stock Option which is transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Non-Qualified Stock Option as applicable to the original Holder (other than the ability to further transfer the Non-Qualified Stock Option); and (iii) the Holder and the Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under applicable federal and state securities laws and (C) evidence the transfer. For purposes of this Section 11.1(b), “Permitted Transferee” shall mean, with respect to a Holder, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee), a trust in which these persons (or the Holder) control the management of assets, and any other entity in which these persons (or the Holder) own more than fifty percent of the voting interests, or any other transferee specifically approved by the Administrator after taking into account any state or federal tax or securities laws applicable to transferable Non-Qualified Stock Options.

      11.2.     Amendment, Suspension or Termination of the Plan.     The Board, at any time and from time to time, may terminate, amend or modify the Plan; provided, however, that (i) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (ii) stockholder approval is required for any amendment to the Plan that (A) increases the number of shares available under the Plan (other than any adjustment as provided by Article 11), (B) permits the Administrator to grant Options with an exercise price that is below Fair Market Value on the date of grant, or (C) permits the Administrator to extend the term of the Plan or any Option granted hereunder, or (D) increase the Award Limit. Notwithstanding any provision in this Plan to the contrary, absent approval of the stockholders of the Company, no Option may be amended to reduce the per share exercise price of the shares subject to such Option below the per share exercise price as of the date the Option is granted and, except as permitted by Article 11, no Option may be granted in exchange for, or in connection with, the cancellation or surrender of an Option having a higher per share exercise price. No amendment, suspension or termination of the Plan shall, without the consent of the Holder, alter or impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides.

      11.3.     Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

(a) Subject to Section 11.3(e), in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator’s sole discretion, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of:

(i) The number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit);

(ii) The number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards; and

(iii) The grant or exercise price with respect to any Award.

(b) Subject to Sections 11.3(c) and 11.3(e), in the event of any transaction or event described in Section 11.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations or accounting principles, the Administrator, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any

Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i) To provide for either the purchase of any such Award for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Holder’s rights had such Award been currently exercisable or payable or fully vested or the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;

(ii) To provide that the Award cannot vest, be exercised or become payable after such event;

(iii) To provide that such Award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 5.3 or 5.4 or the provisions of such Award;

(iv) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(v) To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future; and

(vi) To provide that, for a specified period of time prior to such event, the restrictions imposed under an Award Agreement upon some or all shares of Restricted Stock or Deferred Stock may be terminated, and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase under Section 7.5 or forfeiture under Section 7.4 after such event.

(c) Subject to Sections 3.2, 3.3 and 11.3(e), the Administrator may, in its discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company.

(d) With respect to Awards which are granted to Section 162(m) Participants and are intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this Section 11.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify under Section 162(m)(4)(C), or any successor provisions thereto. No adjustment or action described in this Section 11.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Award shall always be rounded to the next whole number.

(e) The existence of the Plan, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

      11.4.     Approval of Plan by Stockholders.     The Plan will be submitted for the approval of the Company’s stockholders after the date of the Board’s initial adoption of the Plan, and any amendment to the Plan increasing the aggregate number of shares of Common Stock issuable under the Plan will be submitted for the approval of the Company’s stockholders after the date of the Board’s adoption of such amendment. Awards may be granted or awarded prior to such stockholder approval, provided that such Awards shall not be exercisable nor shall such Awards vest prior to the time when the Plan is approved by the stockholders, and provided further that if such approval is not obtained, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void. In addition, if the Board determines that Awards other than Options or Stock Appreciation Rights which may be granted to Section 162(m) Participants should continue to be eligible to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code, the Performance Criteria must be disclosed to and approved by the Company’s stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which the Company’s stockholders previously approved the Performance Criteria.

      11.5.     Tax Withholding.     The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Holder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Award. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow such Holder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Common Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Holder of such Award within six months after such shares of Common Stock were acquired by the Holder from the Company) in order to satisfy the Holder’s federal and state income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal and state tax income and payroll tax purposes that are applicable to such supplemental taxable income.

      11.6.     Loans.     The Administrator may, in its discretion, extend one or more loans to key Employees in connection with the exercise or receipt of an Award granted or awarded under the Plan, or the issuance of Restricted Stock or Deferred Stock awarded under the Plan. The terms and conditions of any such loan shall be set by the Administrator. Notwithstanding the foregoing, no loan shall be made to an Employee under this Section to the extent such loan shall result in an extension or maintenance of credit, an arrangement for the extension of credit, or a renewal of an extension of credit in the form of a personal loan to or for any Director or executive officer of the Company that is prohibited by Section 13(k) of the Exchange Act or other applicable law. In the event that the Administrator determines in its discretion that any loan under this Section may be or will become prohibited by Section 13(k) of the Exchange Act or other applicable law, the Administrator may provide that such loan shall be immediately due and payable in full and may take any other action in connection with such loan as the Administrator determines in its discretion to be necessary or appropriate for the repayment, cancellation or extinguishment of such loan.

      11.7.     Forfeiture Provisions.     Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall, to the extent permitted by applicable law, have the right to provide, in the terms of Awards made under the Plan, or to require a Holder to agree by separate written instrument, that (a)(i) any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Common Stock underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (b)(i) a Termination of Employment, Termination of Consultancy or Termination of Directorship occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (ii) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (iii) the Holder incurs a Termination of Employment, Termination of Consultancy or Termination of Directorship for cause.

      11.8.     Effect of Plan Upon Compensation Plans.     The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

      11.9.     Compliance with Laws.     The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

      11.10.     Titles.     Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

      11.11.     Governing Law.     The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

*     *     *

      I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of United Defense Industries, Inc. on                     , 200          .

Name:
Title:

*     *     *

      I hereby certify that the foregoing Plan was approved by the stockholders of United Defense Industries, Inc. on                     , 200     .

      Executed on this      day of                , 200     .

Name:
Title:

UNITED DEFENSE INDUSTRIES, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON
TUESDAY, APRIL 13, 2004 AT 11:00 A.M.

     The undersigned holder of common stock, par value $0.01, of United Defense Industries, Inc. (the “Company”) hereby appoints Francis Raborn and David V. Kolovat or either of them, proxies for the undersigned, each with full power of substitution, to represent and to vote as specified in this proxy all common stock of the Company that the undersigned stockholder would be entitled to vote if present in person at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Tuesday, April 13, 2004 at 11:00 a.m. local time, at the Hyatt Regency Crystal City, 2799 Jefferson Davis Highway, Arlington, Virginia 22202, and at any adjournments or postponements of the Annual Meeting. The undersigned stockholder hereby revokes any proxy or proxies heretofore executed for such matters.

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted “FOR” each of the proposals and in the discretion of the proxies as to any other matters that may properly come before the Annual Meeting. The undersigned stockholder may revoke this proxy at any time before it is voted by delivering to the Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 and 2.

     PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE.

(SEE REVERSE SIDE)

(Reverse)

Annual Meeting of Stockholders

UNITED DEFENSE INDUSTRIES, INC.

April 13, 2004

☑	Please mark votes as in this example.

The Board of Directors recommends a vote “FOR” Proposals 1 and 2.

1.	PROPOSAL 1 — Election of Directors

☐	FOR all nominees listed below (except as marked to the contrary).

☐	WITHHOLD AUTHORITY to vote for all nominees listed below.

Nominees: Frank C. Carlucci; Peter J. Clare; William E. Conway, Jr.; C. Thomas Faulders, III; Robert J. Natter; J. H. Binford Peay, III; Thomas W. Rabaut; Francis Raborn; John M. Shalikashvili.

(INSTRUCTIONS:	to withhold authority to vote for any individual nominee, mark the “FOR” box and write that nominee’s name in the space provided below.)

2.	PROPOSAL 2 — Approval of the Amended and Restated Plan

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement in which Proposals 1 and 2 are fully explained.

Signature:                               Date:                               Signature (if held jointly):                                Date:

     Please date and sign exactly as your name(s) is (are) shown on the share certificate(s) to which the proxy applies. When shares are held as joint-tenants, both should sign. When signing as an executor, administrator, trustee, guardian, attorney-in-fact or other fiduciary, please give full title as such. When signing as a corporation, please sign in full corporate name by President or other authorized officer. When signing as a partnership, please sign in partnership name by an authorized person.